UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

FG Financial Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 23, 2022

[*], 2022

To Our Stockholders:

You are cordially invited to attend our 2022 Annual Stockholders’ Meeting, which will be held at Itasca Country Club, Lyons Room, 400 E Orchard St, Itasca, Illinois 60143, on August 23, 2022 at 10:00 a.m., local time, and any adjournments or postponements thereof for the following purposes:

1.	To elect to the Board of Directors the six director nominees identified in the accompanying Proxy Statement, each to serve for a term as described in the Proxy Statement;

2.	To amend the Company’s Certificate of Incorporation to authorize a new class of preferred stock;

3.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2022;

4.	To consider and act upon a non-binding advisory resolution to approve the compensation of our named executive officers; and

5.	To consider and transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on June 27, 2022 are entitled to notice of, and to vote at, the Annual Meeting.

Please read the Proxy Statement and vote your shares as soon as possible. Your vote is very important. Please complete, sign, date and return the accompanying proxy card, or follow the instructions on the card for voting by telephone or Internet. You may also attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

D. Kyle Cerminara
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON AUGUST 23, 2022:

This Notice and the accompanying Proxy Statement are first being distributed or made available, as the case may be, on or about June [*], 2022, and the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders and Annual Report on Form 10-K for the year ended December 31, 2021 are available at

http://www.proxyvote.com.

TABLE OF CONTENTS

PROXY STATEMENT FOR 2022 ANNUAL MEETING OF STOCKHOLDERS	1

QUESTIONS & ANSWERS ABOUT THE ANNUAL MEETING	1

PROPOSAL 1 — ELECTION OF DIRECTORS	5

CORPORATE GOVERNANCE	8

DIRECTOR COMPENSATION	13

PROPOSAL 2 — AMENDMENT TO CERTIFICATE OF INCORPORATION AUTHORIZING NEW CLASS OF PREFERRED STOCK	15

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022	17

AUDIT COMMITTEE REPORT	18

INFORMATION ABOUT OUR EXECUTIVE OFFICERS	19

COMPENSATION OF EXECUTIVE OFFICERS	20

PROPOSAL 4 — To consider and act upon a non-binding advisory resolution to approve the compensation of our Named Executive Officers	28

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	29

TRANSACTIONS WITH RELATED PERSONS	30

OTHER MATTERS	33

HOUSEHOLDING	33

STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2023 ANNUAL MEETING	33

FG FINANCIAL GROUP, INC.

PROXY STATEMENT FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of the accompanying proxies on behalf of the Board of Directors of FG Financial Group, Inc. (the “Company”, “we”, “our” or “us”) for use at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 23, 2022 at 10:00 a.m., local time, at Itasca Country Club, Lyons Room, 400 E Orchard St, Itasca, Illinois 60143, and any adjournments or postponements of the Annual Meeting.

QUESTIONS & ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

At the Annual Meeting, holders of our common stock will act upon the matters described in the Notice of Meeting accompanying this Proxy Statement, including the election of directors. You are receiving this Proxy Statement and the related form of proxy because you held shares of our common stock at the close of business on the Record Date (as defined below), and the Board of Directors of the Company (the “Board of Directors” or “Board”) is soliciting your proxy to vote at the Annual Meeting.

You are invited to attend the Annual Meeting to vote on the proposals for which you may vote, as described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote your shares as described in further detail under the heading “How do I vote?” below.

When will these materials be mailed?

The notice, this Proxy Statement, and the proxy card for stockholders of record were distributed or made available, as the case may be, beginning on or about June [*], 2022, and the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at www.proxyvote.com.

Who is entitled to vote?

Stockholders of record at the close of business on June 27, 2022 (the “Record Date”) are entitled to vote in person or by proxy at the Annual Meeting. As of the Record Date, [*] shares of our common stock were outstanding. Each stockholder is entitled to one vote for each share of common stock held on the Record Date.

Stockholders do not have cumulative voting rights in the election of directors. For ten days prior to the Annual Meeting during normal business hours, a complete list of all stockholders of record will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, by contacting the Company’s Corporate Secretary at (847) 791-6817 for information regarding providing proof of eligibility to view the list. The list of stockholders will also be available at the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or individuals holding their duly appointed proxies, may attend the Annual Meeting. Appointing a proxy in response to our solicitation will not affect a stockholder’s right to attend the Annual Meeting and to vote in person. Please note that if you hold your shares in “street name” (in other words, through a broker, bank, or other nominee), you will need to bring a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee) to gain admittance to the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a “stockholder of record.” The accompanying proxy card has been provided directly to you by the Company. You may vote by ballot at the Annual Meeting or vote by proxy. To vote by proxy, complete, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or Internet.

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If your shares are held for you by a broker, bank or other nominee (that is, held in “street name”), then you are not a stockholder of record. Rather, the broker, bank or other nominee is the stockholder of record, and you are the “beneficial owner” of the shares. The accompanying voting instruction card has been forwarded to you by the broker, bank or other nominee. If you complete and properly sign the voting instruction card and return it in the appropriate envelope, or follow the instructions on the voting instruction card for voting by telephone or Internet, the broker, bank or other nominee will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee).

What constitutes a quorum?

A majority of the [*] shares of common stock outstanding on the Record Date must be represented, in person or by proxy, to provide a quorum at the Annual Meeting. If you vote, your shares will be part of the quorum. Shares represented by a properly executed proxy card that is marked “ABSTAIN” or returned without voting instructions will be counted as present for the purpose of determining whether the quorum requirement is satisfied. Also, shares held of record by a broker, bank or other nominee who has not received voting instructions from the beneficial owner of the shares and votes on matters without discretionary authority to do so (“broker non-votes”) will be counted as present for quorum purposes. However, although broker non-votes and abstentions are considered as present for purposes of establishing a quorum, we believe broker non-votes and abstentions will not be considered as votes cast for or against a proposal or director nominee, except that broker non-votes and abstentions will count as votes against Proposals 2. Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any postponement or adjournment thereof unless a new record date is or must be set for such postponement or adjournment).

What is the purpose of the meeting?

The principal purposes of the Annual Meeting are to (i) elect the six director nominees named in this Proxy Statement to the Company’s Board of Directors, each to serve for a term as described in this Proxy Statement, (ii) adopt an amendment to our Certificate of Incorporation authorizing a new class of preferred stock, (iii) ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, (iv) consider and act upon a non-binding, advisory resolution to approve the compensation of our named executive officers, and (v) transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

How do I vote?

If you are a holder of record, you can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting and vote in person, your previously submitted proxy will be revoked and will not be counted.

You can vote by proxy using any of the following methods:

●	Voting by Telephone or Internet. If you are a holder of record, you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., Eastern Time, on August 22, 2022. Please see the proxy card for instructions on how to access the telephone and Internet voting systems.

●	Voting by Proxy Card. Each stockholder of record may vote by completing, signing, dating and promptly returning the accompanying proxy card in the self-addressed stamped envelope provided. When you return a properly executed proxy card, the shares represented by your proxy will be voted as you specify on the proxy card. Your proxy card must be received prior to the Annual Meeting to be counted.

The proxies named in the enclosed form of proxy and their substitutes will vote the shares represented by the enclosed form of proxy, if the proxy appears to be valid on its face, and, where a choice is specified by means of the ballot on the form of proxy, will vote in accordance with each specification so made.

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If you hold your shares in “street name,” you must either direct the broker, bank, or other nominee as to how to vote your shares, or obtain a proxy from the broker, bank, or other nominee, executed in your favor, to vote at the meeting. Please refer to the voter instruction cards provided by your broker, bank, or other nominee for specific instructions on methods of voting, including by telephone or using the Internet.

What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign, date and return each proxy card you receive or follow the telephone or Internet voting instructions on each card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

Can I change my vote or instruction?

Yes. If you are a stockholder of record, you may revoke your proxy or change your vote, regardless whether previously submitted by mail or via the Internet or by telephone, by (i) delivering a signed written notice stating that you revoke your proxy to the attention of the Corporate Secretary of the Company, at 360 Central Avenue, Suite 800, St. Petersburg, FL 33701, that bears a later date than the date of the proxy you want to revoke and is received prior to the Annual Meeting, (ii) submitting a valid, later-dated proxy via the Internet or by telephone before 11:59 p.m., Eastern Time, on August 22, 2022, or by mail that is received prior to the Annual Meeting, or (iii) attending the Annual Meeting (or, if the Annual Meeting is postponed or adjourned, attending the postponed or adjourned meeting) and voting in person, which automatically will cancel any proxy previously given, or revoking your proxy in person, but your attendance alone at the Annual Meeting will not revoke any proxy previously given.

If you hold your shares in “street name” through a broker, bank, or other nominee, you must contact your broker, bank or other nominee to change your vote through new voting instructions or, if you wish to change your vote in person at the Annual Meeting, obtain a written legal proxy from the bank, broker or other nominee to vote your shares.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a stockholder of record and sign and return the proxy card without indicating your voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the filing date of this Proxy Statement, we did not know of any other matter to be raised at the Annual Meeting.

What happens if I do not submit a proxy card and do not vote by telephone or Internet or do not submit voting instructions to my broker, bank or other nominee?

If you are a stockholder of record and you neither designate a proxy nor attend the Annual Meeting, your shares will not be represented at the meeting. If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, then, under applicable rules, the broker, bank or other nominee that holds your shares in “street name” may generally vote on “routine” matters but cannot vote on “non-routine” maters. If the broker, bank, or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine matter”, the broker, bank or other nominee will inform the inspector of election for the Annual Meeting that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which voting matters are considered “routine” or “non-routine”?

We believe that Proposal 1 regarding the election of directors, Proposals 2 authorizing a new class of preferred stock and Proposal 4 regarding the non-binding, advisory resolution to approve the compensation of our named executive officers are considered “non-routine” matters under applicable rules. Therefore, a broker, bank or other nominee cannot vote on such proposals without voting instructions from the beneficial owners, and there may be broker non-votes in connection with Proposals 1, 2, and 4.

We believe that Proposal 3 concerning the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, is considered a “routine” matter under applicable rules. Therefore, a broker, bank or other nominee may generally vote on these matters, and there will be no broker non-votes in connection with Proposal 3.

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What vote is required to approve each item? How will abstentions and broker non-votes be counted?

As to Proposal 1, election of directors, a holder of common stock may vote “FOR” the election of each of the nominees proposed by the Board, or “WITHHOLD” authority to vote for one or more of the proposed nominees. The election of a director requires the affirmative vote of a plurality of the votes properly cast on the election of directors at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. As to Proposal 1, proxies marked “WITHHOLD” and broker non-votes will have no impact on the election of directors.

With respect to Proposal 2 to authorize a new class of preferred stock and reduce its par value, a holder of common stock may vote “FOR” or “AGAINST” the proposal or “ABSTAIN” from voting on the proposal. Approval of the proposal requires the affirmative vote of holders the majority of the outstanding common stock. As to Proposal 2, proxies marked “ABSTAIN” and broker non-votes will have the effect of a vote “AGAINST” the proposal.

With respect to Proposal 3, ratification of BDO USA, LLP as our independent registered public accounting firm, a holder of common stock may vote “FOR” or “AGAINST” ratification or “ABSTAIN” from voting on the proposal. Ratification requires an affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” will not be considered as votes cast for or against Proposal 3 and will have no effect on the outcome of the proposal.

With respect to Proposal 4, advisory approval of the compensation of our named executive officers, a holder of common stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Approval requires an affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 4 and will have no effect on the outcome of the proposal.

What are the Board’s voting recommendations?

The Board recommends a vote “FOR”:

1.	election of each of the six director nominees named in this Proxy Statement to the Board of Directors, each to serve for a term as described in the Proxy Statement;

2.	adoption of an amendment to the Company’s Certificate of Incorporation to authorize a new class of preferred stock;

3.	ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

4.	approval, on an advisory, non-binding basis, of the compensation of our named executive officers.

As of the date of this Proxy Statement, it is expected that Fundamental Global GP, LLC (“FG”) and its affiliates, including Ballantyne Strong, Inc. (“BTN”) and certain of our directors, will vote “FOR” approval of Proposals 1, 2, 3, and 4. FG, through its affiliates, is the beneficial owner of 3,532,765 shares of common stock as of the Record Date, which includes 1,638,409 shares owned by BTN and represents approximately 54.1% of the Company’s outstanding shares of common stock. D. Kyle Cerminara, Chairman of our Board, serves as Chief Executive Officer, Founder and Partner of FG, and Chairman of the board of directors of BTN.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by the Company’s directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We do not compensate them for soliciting proxies. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

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PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of six directors, each serving a one-year term.

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated D. Kyle Cerminara, Richard E. Govignon, Jr., Rita Hayes, E. Gray Payne, Larry G. Swets, Jr., and Scott D. Wollney to stand for election at the Annual Meeting, with each director holding office for a term of one year and until his or her successor has been duly elected and qualified or until his or her earlier death, retirement, resignation, or removal.

Required Vote

The election of a director requires the affirmative vote of a plurality of the votes properly cast on the election of directors at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors, up to the maximum number of directors to be elected at the meeting. Therefore, proxies marked “WITHHOLD” and “broker non-votes” will have no impact on the election of directors. Properly executed proxies submitted pursuant to this solicitation will be voted “FOR” the election of the directors marked on the proxy, unless specified otherwise.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF D. KYLE CERMINARA, RICHARD E. GOVIGNON, JR., RITA HAYES, E. GRAY PAYNE, LARRY G. SWETS, JR., AND SCOTT D. WOLLNEY, AS DIRECTORS.

Directors and Director Nominee Standing for Election:

Set forth below is information about each of the Company’s directors and executive officers, including ages as of March 31, 2022.

Name	Age	Position
Directors:
D. Kyle Cerminara	44	Chairman of the Board of Directors
Larry G. Swets, Jr.	47	Chief Executive Officer and Director
Richard E. Govignon, Jr.	45	Director
Rita Hayes	79	Director
E. Gray Payne	74	Director
Scott D. Wollney	53	Director

Executive Officers:
Hassan R. Baqar	44	Executive Vice President and Chief Financial Officer

The Board currently consists of six directors, each serving for a term of one year and until his or her successor has been duly elected and qualified or until his or her earlier death, retirement, resignation, or removal.

D. Kyle Cerminara was appointed to our Board of Directors on December 27, 2016; he became Chairman of our Board of Directors on May 11, 2018; and he served as our Principal Executive Officer from March 2020 to June 2020. Mr. Cerminara has over 20 years’ experience as an institutional investor, asset manager, director, chief executive, and founder and operator of multiple financial services and technology businesses. Mr. Cerminara co-founded Fundamental Global in 2012, which is the Company’s largest stockholder, and serves as its Chief Executive Officer.

Mr. Cerminara is a member of the board of directors of a number of companies focused in the reinsurance, investment management, technology and communication sectors, including BK Technologies Corporation (NYSE American: BKTI), a provider of two-way radio communications equipment, since July 2015; Ballantyne Strong Inc. (NYSE American: BTN), since February 2015; and Firefly Systems Inc., a venture-backed digital advertising company, since August 2020. Mr. Cerminara is President since February 2021 and will serve as a director of FG New America Acquisition II Corp., a special purpose acquisition company currently in the process of completing its initial public offering which is focused on searching for a target business in the financial services and insurance industries, and he is also the chairperson of the board of directors of FG Acquisition Corp., a Canadian special purpose acquisition company focused on searching for a target company in the financial services sector. In addition, Mr. Cerminara has served as a Senior Advisor to FG Merger Corp. (NASDAQ: FGMC), a special purpose acquisition company, since February 2022.

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From April 2021 to December 2021, Mr. Cerminara served as a director of Aldel Financial Inc. (NYSE: ADF), a special purpose acquisition company co-sponsored by Fundamental Global, which merged with Hagerty (NYSE: HGTY), a leading specialty insurance provider focused on the global automotive enthusiast market. From July 2020 to July 2021, Mr. Cerminara served as Director and President of FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition company, which merged with OppFi Inc. (NYSE: OPFI), a leading financial technology platform that powers banks to help everyday consumers gain access to credit. Mr. Cerminara has served as the Chairman of Ballantyne Strong, Inc. since May 2015 and previously served as its Chief Executive Officer from November 2015 through April 2020. Mr. Cerminara was the Chairman of BK Technologies Corporation from March 2017 until April 2020. He served on the board of directors of GreenFirst Forest Products Inc. (TSXV: GFP) (formerly Itasca Capital Ltd.), a public company focused on investments in the forest products industry, from June 2016 to October 2021 and was appointed Chairman from June 2018 to June 2021; Limbach Holdings, Inc. (NASDAQ: LMB), a company which provides building infrastructure services, from March 2019 to March 2020; Iteris, Inc. (NASDAQ: ITI), a publicly-traded, applied informatics company, from August 2016 to November 2017; Magnetek, Inc., a publicly-traded manufacturer, in 2015; and blueharbor bank, a community bank, from October 2013 to January 2020. He served as a Trustee and President of StrongVest ETF Trust, which was an open-end management investment company, from July 2016 to March 2021. Previously, Mr. Cerminara served as the Co-Chief Investment Officer of CWA Asset Management Group, LLC, a position he held from January 2013 to December 2020.

Prior to these roles, Mr. Cerminara was a Portfolio Manager at Sigma Capital Management, an independent financial adviser, from 2011 to 2012, a Director and Sector Head of the Financials Industry at Highside Capital Management from 2009 to 2011, and a Portfolio Manager and Director at CR Intrinsic Investors from 2007 to 2009. Before joining CR Intrinsic Investors, Mr. Cerminara was a Vice President, Associate Portfolio Manager and Analyst at T. Rowe Price (NASDAQ: TROW) from 2001 to 2007, where he was named amongst Institutional Investor’s Best of the Buy Side Analysts in November 2006, and an Analyst at Legg Mason from 2000 to 2001.

Mr. Cerminara received an MBA degree from the Darden Graduate School of Business at the University of Virginia and a B.S. in Finance and Accounting from the Smith School of Business at the University of Maryland, where he was a member of Omicron Delta Kappa, an NCAA Academic All American and Co-Captain of the men’s varsity tennis team. He also completed a China Executive Residency at the Cheung Kong Graduate School of Business in Beijing, China. Mr. Cerminara holds the Chartered Financial Analyst (CFA) designation.

We believe Mr. Cerminara is qualified to serve on our Board as he contributes his perspective as one of the Company’s largest stockholders. He also offers to the Board valuable insights obtained through his management and operational experience and extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies.

Larry G. Swets, Jr. has served as a member of our Board of Directors since November 2013 and served as our Chairman from March 2017 to May 2018. Mr. Swets has served as our Chief Executive Officer since November 2020 after serving as our interim Chief Executive Officer from June 2020 to November 2020, through a consulting agreement with Itasca Financial LLC.

Mr. Swets has over 25 years of experience within financial services encompassing both non-executive and executive roles. Mr. Swets founded Itasca Financial LLC, an advisory and investment firm, in 2005 and has served as its managing member since inception. Mr. Swets is founder and President of Itasca Golf Managers, Inc., a management services and advisory firm focused on the real estate and hospitality industries since August 2018. Mr. Swets has also served as Chief Executive Officer of FG New America Acquisition II Corp., a special purpose acquisition company in the process of going public and focused on merging with a company in the InsureTech, FinTech, broader financial services and insurance sectors since February 2021.

Mr. Swets is a member of the board of directors of GreenFirst Forest Products Inc. (TSXV: GFP), a public company focused on investments in the forest products industry since June 2016, Harbor Custom Development, Inc. (Nasdaq: HCDI) since February 2020, Ballantyne Strong, Inc. (NYSE American: BTN) since October 2021, Alexian Brothers Foundation since March 2018, and Unbounded Media Corporation since June 2019. Mr. Swets also serves as Chief Executive Officer and a member of the board of directors of FG Acquisition Corp (TSX:FGAA.V) since October 2021, and chairman of the board of directors of FG Merger Corp (Nasdaq: FGMCU) since February 2022, two special purpose acquisition companies seeking to complete acquisitions.

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Previously, Mr. Swets served as a director and Chief Executive Officer of FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition company which merged with OppFi Inc. (NYSE: OPFI), a leading financial technology platform that powers banks to help everyday consumers gain access to credit, from July 2020 to July 2021. Mr. Swets served as Senior Advisor to Aldel Financial Inc. (NYSE: ADF), a special purpose acquisition company which merged with Hagerty, Inc. (NYSE: HGTY), a leading specialty insurance provider focused on the global automotive enthusiast market, from April 2021 to December 2021. Mr. Swets also served as Chief Executive Officer of GreenFirst Forest Products Inc. (TSXV: GFP) (formerly Itasca Capital Ltd.) from June 2016 to June 2021, Chief Executive Officer of Kingsway Financial Services Inc. (NYSE: KFS) from July 2010 to September 2018, including as its President from July 2010 to March 2017. He served as Chief Executive Officer and director of 1347 Capital Corp., a special purpose acquisition company which merged with Limbach Holdings, Inc. (Nasdaq: LMB), from April 2014 to July 2016. Mr. Swets also previously served as a member of the board of directors of Limbach Holdings, Inc. (Nasdaq: LMB) from July 2016 to August 2021, Kingsway Financial Services Inc. (NYSE: KFS) from September 2013 to December 2018, Atlas Financial Holdings, Inc. (Nasdaq: AFH) from December 2010 to January 2018, FMG Acquisition Corp. (Nasdaq: FMGQ) from May 2007 to September 2008, United Insurance Holdings Corp. from 2008 to March 2012; and Risk Enterprise Management Ltd. from November 2007 to May 2012. Mr. Swets served as director of Insurance Income Strategies Ltd. from October 2017 to December 2021.

Prior to founding Itasca Financial LLC, Mr. Swets served as an insurance company executive and advisor, including the role of director of investments and fixed income portfolio manager for Lumbermens Mutual Casualty Company, formerly known as Kemper Insurance Companies. Mr. Swets began his career in insurance as an intern in the Kemper Scholar program in 1994. Mr. Swets earned a Master’s Degree in Finance from DePaul University in 1999 and a Bachelor’s Degree from Valparaiso University in 1997. He is a member of the Young Presidents’ Organization and holds the Chartered Financial Analyst (CFA) designation.

Dr. Richard E. Govignon, Jr. was elected to our Board of Directors on December 15, 2021. Dr. Govignon has been a Partner of Dnerus Financial, a family asset management company, since June 2021. Dr. Govignon has experience as a corporate director/trustee in both the U.S. and Canada and has been an investor in numerous businesses and partnerships across a wide range of industries. Dr. Govignon is a member of the board of directors of GreenFirst Forest Products, Inc. (TSXV: GFP) (formerly Itasca Capital Ltd.), a public company focused on investments in the forest products industry, since January 2019. Dr. Govignon is also a member of the board of directors of B-Scada, Inc. (OTC: SCDA), a company that is in the business of developing software and hardware products. Previously, Dr. Govignon served as a Trustee of the StrongVest ETF Trust from 2017 to 2019. Dr. Govignon has worked in the healthcare and pharmaceutical industry in various management and pharmacy positions for over 20 years, most recently with CVS Health Corporation since 2019 (and from 2013-2017), and previously with ACME Markets Inc (2017-2019) and Rite Aid Corporation (2000-2013). Dr. Govignon received a Doctor of Pharmacy from the University of the Sciences in Philadelphia and a Bachelor of Science in Pharmacy from the University of the Sciences in Philadelphia. We believe Dr. Govignon’s managerial experience and his experience in investing and financial analysis make him qualified to serve on our Board of Directors.

Rita Hayes was appointed to our Board of Directors on January 11, 2019. Ms. Hayes has been Chair of Hayes International Advisors, LLC since 2013, where she counsels industry and institutional leaders on a range of economic, political and regulatory matters. She served as an expert for the International Chamber of Commerce’s World Business Summit in 2008. Ms. Hayes served as Deputy U.S. Trade Representative and Ambassador to the World Trade Organization (WTO), a post to which she was nominated by President Bill Clinton and unanimously confirmed by the U.S. Senate, from November 1997 through August 2001, during which time she served as Acting U.S. Trade Representative from January through March 2001. From 2001 through December 2006, she held the position of Deputy Director General of the World Intellectual Property Organization (WIPO) to which she was approved by the 184 Member States. At the conclusion of her appointment at WIPO, she served as Senior Advisor in Hogan & Hartson LLP’s Geneva, Switzerland office. Confirmed by the U.S. Senate in 1996, Ms. Hayes served from 1996 to 1997 as U.S. Chief Textile Negotiator in the Office of the U.S. Trade Representative (USTR) in Washington, D.C. From 1983 to 1992, Ms. Hayes served as Chief of Staff for two members of the U.S. Congress. Ms. Hayes received a Bachelor of Arts from the University of Georgia, an honorary degree as Doctor of Humane Letters from the College of Charleston and an honorary degree as Doctorate of Outstanding Public Service from the University of South Carolina. We believe Ms. Hayes’ extensive record of public and private service uniquely qualifies her to serve on our Board of Directors.

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E. Gray Payne was elected to our Board of Directors on May 31, 2018. General Payne served as Senior Vice President of The Columbia Group (“TCG”) from September 2010 to September 2017, where he was responsible for managing the Marine Corps Programs Division (since September 2010) and the Navy Programs Division (since October 2013). TCG is a federal consulting firm working with the Department of Defense, the Department of Homeland Security, the National Oceanic and Atmospheric Administration, and private clients. TCG consults in the areas of logistics, acquisitions, program management, information technology, training, marine architecture and engineering, and command and control systems. Since December 2011, General Payne has also provided consulting services to and served on the Advisory Council of Marstel-Day, LLC, located in Fredericksburg, Virginia, which consults in the areas of conservation, environmental compliance, and encroachment. Prior to September 2010, General Payne was on active duty with the Marine Corps for 10 years, retiring as a Major General. His three commands as a General Officer included the Marine Corps Mobilization Command, the Marine Corps Logistics Command, and the 4th Marine Logistics Group. Prior to March 2001, he worked with a number of companies in various capacities, including as a management consultant, Chief Financial Officer, Chief Operating Officer, and Chief Executive Officer. General Payne currently serves on the Board of Directors of BK Technologies Corporation (NYSE American: BKTI), a provider of communications equipment, since January 2017. He is a prior chairman of the Board of the Marine Corps Association and Foundation and currently serves as a Director on the Boards of VetCV (since December 2017) and the National Wildlife Refuge Association (since June 2018). He received a B.S. in Economics from North Carolina State University and a M.S. in Strategic Studies from U.S. Army War College. A member of the National Association of Corporate Directors, he has also earned the Professional Director designation from the American College of Corporate Directors. We believe General Payne’s 40 years of service in the Marine Corps, as well as over 25 years of experience in the private sector in the areas of financial management, operational improvement and strategic planning, qualify him to serve on our Board of Directors.

Scott D. Wollney was appointed to our Board of Directors on March 30, 2015. Since December 2010, Mr. Wollney has served as the President, Chief Executive Officer and Director of Atlas Financial Holdings, Inc. (“Atlas”) (OTC: AFHIF), a specialty commercial automobile insurance business, which became subject to a liquidation order in the State of Illinois in August 2020, as previously disclosed by Atlas. From July 2009 until December 2010, Mr. Wollney was President and Chief Executive Officer of Kingsway America Inc. (KAI), a property and casualty holding company and subsidiary of Kingsway Financial Services Inc. From May 2008 to March 2009, he was the President and Chief Executive Officer of Lincoln General Insurance Company (a subsidiary of KAI), a property and casualty insurance company. Mr. Wollney co-founded Avalon Risk Management, Inc., an insurance broker, in 1998, and served as its President, from 2002 to 2008. Mr. Wollney has more than 26 years of experience in property and casualty insurance. During his tenure in the industry, Mr. Wollney has held executive positions at both insurance companies, as well as brokerage operations. Mr. Wollney is a MBA graduate of Northwestern University’s Kellogg School of Management with a concentration in finance and management strategy and holds a Bachelor of Arts degree from the University of Illinois. We believe Mr. Wollney’s qualifications to serve on our Board of Directors include his direct operating experience with respect to numerous disciplines which are critical to the insurance business.

CORPORATE GOVERNANCE

Board Diversity

Board Diversity Matrix as of May 25, 2022
Total Number of Directors	6
	Female	Male	Non-Binary	Did not Disclose Gender
Directors	1	5	–	–
Demographic Information:	–	–	–	–
African American or Black	–	–	–	–
Alaskan or Native American	–	–	–	–
Asian	–	–	–	–
Hispanic or Latinx	–	–	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White	1	5	–	–
Two or More Races or Ethnicities	–	–	–	–
LGBTQ+	–
Persons with Disabilities	1

We recognize the value of diversity at the Board level and believe that our Board currently comprises an appropriate mix of background, diversity and expertise. In particular, we currently have a female director, and our directors, overall, have significant experience in a variety of industries and sectors, including, among others, the insurance industry, the financial industry, military operations and political and diplomatic operations. Although we have no formal separate written policy, our Nominating and Corporate Governance Committee is required under its charter to recommend nominees that ensure sufficient diversity of backgrounds on our Board. We believe that the diversity of our directors enriches our Board by encouraging fresh perspectives and bringing new and valuable insights to the Board.

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Board Meetings

During the year ended December 31, 2021, the Board of Directors held nine meetings. In 2021, no director attended fewer than 75% of the total number of (i) meetings held by the Board of Directors during the period for which he or she was a director and (ii) meetings held by all committees of the Board of Directors on which he or she served (during the period that the director served). Independent members of our Board of Directors also meet in executive session without management present.

“Controlled Company” Status

As discussed under “Security Ownership of Certain Beneficial Owners and Management,” FG and affiliated entities beneficially own approximately [*]% of our common stock as of the Record Date. As a result, we are a “controlled company,” or a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company, under The Nasdaq Stock Market (“Nasdaq”) rules. “Controlled companies” may elect not to comply with certain Nasdaq corporate governance requirements, including regarding independence of their directors and board committees. Currently, we have not elected to take advantage of these exemptions and are subject to the same governance standards as companies that are not “controlled companies.”

Director Independence

The Board has determined that four of its members are “independent directors” as defined under the applicable rules of Nasdaq and the Securities and Exchange Commission (the “SEC”). The four independent directors currently serving on the Board are Rita Hayes, E. Gray Payne, Scott D. Wollney and Richard E. Govignon, Jr. In making its determination of independence, the Board of Directors considered questionnaires completed by directors and any relationships and transactions between the Company and all entities with which the directors are involved. Nasdaq’s listing rules require that the Board of Directors be comprised of a majority of independent directors.

Board Leadership Structure

Mr. Cerminara serves as Chairman of the Board of Directors, and Mr. Swets is the Company’s principal executive officer.

The Chairman of the Board typically presides at all meetings of the Board. The Chairman’s role also includes providing feedback on the direction and performance of the Company, setting the agenda of meetings of the Board of Directors and leading the Board of Directors in anticipating and responding to changes in our business.

Our Board of Directors has not established a policy on whether the same person should serve as both the principal executive officer of the Company and the Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company. Given the specific characteristics and circumstances of the Company, the Board believes that its current leadership structure will enhance and facilitate the implementation of the Company’s business strategy, including effective monitoring and objective evaluation of the Chief Executive Officer’s performance. Mr. Cerminara has been closely involved in developing the Company’s business strategy following the sale of our three insurance subsidiaries to FedNat Holding Company (“FedNat”) and has extensive management experience, including having served as Chairman of the Board since May 2018. The Board believes that these qualities uniquely qualify Mr. Cerminara to lead and facilitate informed Board discussions about the Company’s policies and operations and enable him to communicate effectively with the Board on strategic developments and other critical matters facing the Company, while also providing oversight of the Chief Executive Officer. As Chief Executive Officer, Mr. Swets is also responsible for developing the Company’s business strategy and managing its day-to-day leadership and performance.

The Board has not appointed a lead independent director at this time. Currently, the Board consists of six directors, four of whom are independent. All independent directors serve on one or more committees of the Board, are able to closely monitor the activities of the Company and meet in executive sessions without management present to discuss the Company’s business strategy and operations. Given the active involvement of all of the independent directors in the Company’s matters, the Board has determined that a lead independent director is not necessary at this time. Additionally, because the Company’s Chairman is appointed annually by the Company’s non-management directors, such directors are able to evaluate the leadership and performance of the Chairman each year.

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Risk Oversight

Our Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through the three standing committees of the Board, as disclosed in the descriptions of each of the committees herein, and in the charters of each of the committees, but the full Board has retained responsibility for overall supervision of risk management efforts as they relate to the key business risks we face. Management identifies, assesses and manages the risks most critical to our operations and routinely advises our Board regarding those matters. Areas of material risk may include operational, financial, legal and regulatory, human capital, information technology and security, and strategic and reputational risks. In addition, in connection with the COVID-19 coronavirus outbreak, the Board and management have focused on our efforts to mitigate associated financial and human capital management risk exposures. Our Board satisfies its oversight responsibility through full reports by each committee chair regarding the applicable committee’s considerations and actions, as well as through regular reports directly from members of management responsible for oversight of particular risks within the Company. The Audit Committee considers and discusses financial risk exposures. The Compensation and Management Resources Committee assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee monitors the effectiveness of the Company’s corporate governance policies and the selection of prospective board members and their qualifications. In addition, General Payne, as the chair of the Nominating and Corporate Governance Committee, takes an active role in corporate governance matters. The Board believes that the leadership structure described above facilitates the Board’s oversight of risks because it allows the Board, working through its committees, to participate actively in the oversight of management actions. The Board believes that its role in risk oversight does not affect the Board’s leadership structure.

Like all businesses, we also face threats to our cybersecurity, as we are reliant upon information systems and the internet to conduct our business activities. In light of the pervasive and increasing threat from cyberattacks, the Audit Committee, with input from management, assesses the Company’s cybersecurity and other information technology risks and threats and the measures implemented by the Company to mitigate and prevent cyberattacks, and the Board receives periodic reports on the Company’s cybersecurity program.

Hedging and Pledging Policy

Under the Company’s Insider Trading Policy, all directors, officers and employees of the Company and its subsidiaries are prohibited from engaging in any hedging transactions involving Company securities or equity securities of any subsidiaries of the Company, holding Company securities in a margin account or pledging Company securities as collateral.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings

There is no formal policy as to Director attendance at annual stockholders’ meetings. Ms. Hayes, as well as Messrs. Cerminara, Payne, Swets, Wollney, and Govignon, attended the 2021 Annual Stockholders’ Meeting held on December 15, 2021.

Code of Ethics

We have adopted a code of ethics applicable to all officers, employees and directors of the Company, including our principal executive officer, principal financial officer, principal accounting officer and controller. Our code of ethics has been posted on our corporate website: www.fgfinancial.com under the heading “Governance Documents.”

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Board Committees and Committee Member Independence

Our Board of Directors has established an Audit Committee, a Compensation and Management Resources Committee, and a Nominating and Corporate Governance Committee. The composition of each committee as of the date of this Proxy Statement is outlined in the table and footnote below. Our Board of Directors utilizes the Nasdaq rules and independence standards in determining whether its members are independent.

	Audit Committee	Compensation and Management Resources Committee	Nominating and Corporate Governance Committee
Scott D. Wollney	C	X	X
E. Gray Payne	X	C	C
Rita Hayes			X
Richard E. Govignon, Jr.	X

C – Indicates committee chair.

The following is a summary of the respective responsibilities of the Audit Committee, the Compensation and Management Resources Committee, and the Nominating and Corporate Governance Committee. The Board of Directors has approved and adopted a written charter for each of the committees listed, copies of which are posted on the Company’s website at www.fgfinancial.com, under the heading “Governance Documents.” The Board of Directors may also establish from time to time any other committees that it deems necessary or desirable. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors.

Audit Committee. The Audit Committee was appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities with respect to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the external auditor’s qualifications, independence, and performance, and the performance of the Company’s internal audit function. The Audit Committee’s primary duties and responsibilities are to:

●	Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

●	Identify and monitor the management of the principal risks that could impact the financial reporting of the Company.

●	Monitor the integrity of the Company’s financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance.

●	Provide oversight of the qualifications, independence and performance of the Company’s external auditors and the appointed actuary.

●	Provide an avenue of communication among the external auditors, the appointed actuary, management and the Board.

●	Review the annual audited and quarterly financial statements with management and the external auditors.

The Audit Committee is also responsible for discussing policies with respect to risk assessment and risk management, including regularly reviewing the Company’s cybersecurity and other information technology risks, controls and procedures and the Company’s plans to mitigate cybersecurity risks and respond to data breaches.

Audit committee members must meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the independence requirements of the Nasdaq listing standards and all other applicable rules and regulations. Each member of the Audit Committee is independent and satisfies the applicable requirements for Audit Committee membership under Rule 10A-3 under the Exchange Act and the Nasdaq rules. The Board of Directors has determined that Mr. Wollney is the “audit committee financial expert,” as that term is defined in SEC regulations. The Audit Committee held five meetings during the year ended December 31, 2021.

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Compensation and Management Resources Committee. The primary purpose of the Compensation and Management Resources Committee, (the “Compensation Committee”) is to assist the Board of Directors in discharging its responsibilities with respect to compensation of the Company’s executive officers and subsidiary presidents and to provide recommendations to the Board in connection with directors’ compensation. The Compensation Committee’s primary duties and responsibilities are to:

●	Develop guidelines for and determine the compensation and performance of the executive officers of the Company (in the case of the Chief Executive Officer’s compensation, without the Chief Executive Officer being present).

●	Recommend to the Board incentive and equity-based plans and administer such plans, oversee compliance with the requirements under the Nasdaq listing standards that stockholders of the Company approve equity incentive plans (with limited exceptions under such standards), and approve grants of equity and equity-based awards.

●	Review any recommendations from the Chief Executive Officer with respect to compensation for the other executive officers, including benefits and perquisites, incentive compensation plans and equity-based plans for recommendation to the Board.

●	Oversee risks relating to the Company’s compensation policies, practices and procedures.

●	Review and discuss with management the proxy disclosures regarding executive compensation required to be included in the Company’s proxy statement and periodic reports with the SEC, each in accordance with applicable rules and regulations of the SEC and other authority.

●	Evaluate the results of the stockholder advisory vote on executive compensation when held.

●	Review director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to Board with equity ownership in the Company encouraged.

The Compensation Committee receives input and recommendations from the Company’s executive officers (except with respect to such executive officer’s own compensation) but is not bound by such recommendations. These recommendations are generally based on each executive officer’s individual performance as well as his knowledge of each executive officer’s job responsibilities, seniority, expected contributions and his understanding of the competitive market for such executives. In connection with the hiring of Mr. Swets as our CEO, the Compensation Committee engaged a compensation consultant in 2020, to provide advice and comparable pay structures for chief executive officers at publicly held companies with similar characteristics to the Company. Each Compensation Committee member is independent and satisfies the applicable requirements for Compensation Committee membership under the Nasdaq rules and is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act. The Compensation Committee held six meetings during the year ended December 31, 2021.

Nominating and Corporate Governance Committee. The purpose of the Nominating and Corporate Governance Committee (the “Nominating Committee”) is to:

●	Identify, evaluate and recommend individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors.

●	Select, or recommend that the Board select the director nominees to stand for election at each annual or special meeting of stockholders of the Company in which directors will be elected or to fill vacancies on the Board.

●	Develop and recommend to the Board a set of corporate governance principles applicable to the Company, as the Committee deems appropriate.

●	Oversee the annual performance evaluation of the Board and its committees and management.

●	Otherwise take a leadership role in shaping and providing oversight of the corporate governance of the Company, including recommending directors eligible to serve on all committees of the Board.

Each Nominating Committee member is independent under the Nasdaq rules. The Nominating Committee held one meeting during the year ended December 31, 2021.

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Although the Nominating Committee has not formulated any specific minimum qualifications that the committee believes must be met by a director-nominee that the committee recommends to the Board, the factors it will take into account will include judgement, skill, diversity, experiences with businesses and other organizations of comparable size and scope, the interplay of the candidate’s experience with the experience of other directors, and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board. The Nominating Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees and may also seek referrals from other members of the Board, management, stockholders and other sources. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, the Nominating Committee recommends the candidate for consideration by the full Board.

The Nominating Committee will consider recommendations for directorships submitted by stockholders. Stockholders wishing to propose director candidates for consideration by the Nominating Committee may do so by writing to the Corporate Secretary of the Company and providing the information concerning the nominee and his or her proponent(s) as required by the Company’s By-Laws. The By-Laws set forth further requirements for stockholders wishing to nominate director candidates for consideration at a stockholders’ meeting including, among other things, that a stockholder must give timely written notice of such a nomination to the Corporate Secretary of the Company. Candidates recommended by stockholders will be given the same consideration as all other candidates.

Stockholder Communications with the Board

Stockholders may communicate with the full Board or individual directors by submitting such communications in writing to FG Financial Group, Inc., Attn: Corporate Secretary, 360 Central Ave., Suite 800, St. Petersburg, FL 33701. The Company’s management will forward such correspondence, as appropriate. Complaints or concerns relating to our financial reporting, accounting, internal accounting controls or auditing will be referred to the Chairman of our Audit Committee.

DIRECTOR COMPENSATION

Under our director compensation program, we provide compensation to our non-employee directors. Directors who are employees of the Company do not receive compensation for their service as directors. The director compensation program in effect as of July 27, 2021 was adopted to remain competitive in attracting and retaining qualified board members and to better align director compensation to other public companies of comparable size to the Company. The terms of the program were as follows:

●	Each non-employee director receives an annual cash retainer of $50,000, paid in quarterly installments;

●	The Chairman of the Board receives an additional annual cash retainer of $75,000, paid in quarterly installments;

●	The Chairman of the Reinsurance and Risk Committee receives an additional cash retainer of $75,000, paid in quarterly installments;

●	The Chairman of the Audit Committee receives an additional cash retainer of $15,000, paid in quarterly installments;

●	The Chairman of the Compensation Committee as well as the Chairman of the Nominating Committee each receives an additional cash retainer of $5,000, paid in quarterly installments;

●	Each of the members of the Audit, Compensation, and Nominating Committees (excluding the Chairman of each of those committees), receives an additional cash retainer of $2,000, paid in quarterly installments;

●	Each non-employee director receives an annual grant of restricted stock units (“RSUs”) with a value of $50,000; and

●	Each non-employee director will receive reimbursement of reasonable out-of-pocket expenses for attending board and committee meetings.

RSUs granted to our directors vest in five equal annual installments, beginning with the first anniversary of the grant date, provided that, if the director makes him or herself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated by the Board for election by stockholders, other than for good reason as determined by the Board in its discretion, then the next 20% tranche of RSUs shall vest as of the director’s last date of service as a director of the Company.

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The Company’s 2021 Equity Incentive Plan (the “2021 Plan”) provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

The following table sets forth information with respect to compensation earned by each of our non-employee directors for the year ended December 31, 2021. Mr. Swets, who served as a director for all of 2021, did not receive any compensation for his service as a director, as he concurrently served as Chief Executive Officer of the Company. For more information, see “Compensation of Executive Officers—Summary Compensation Table.”

Non-Employee Director	Fees Earned or Paid in Cash ($)(4)	Stock Awards ($)(5)	Total ($)
D. Kyle Cerminara	125,000	50,000	175,000
Lewis M. Johnson(1)	31,250	–	12,500
Rita Hayes	52,000	50,000	102,000
Richard E. Govignon, Jr.(2)	–	37,500	89,500
E. Gray Payne	62,000	50,000	112,000
Scott D. Wollney	56,000	50,000	106,000
Dennis A. Wong(3)	65,000	50,000	115,000

1.	On March 12, 2021, Mr. Johnson resigned from the Company’s Board of Directors.

2.	Mr. Govignon was elected to the Board on December 15, 2021.

3.	Mr. Wong served as a director of the Company and the chairman of our audit committee until December 15, 2021.

4.	In addition to their compensation, directors are reimbursed for travel and other reasonable out-of-pocket expenses related to their attendance at Board or committee meetings, or for other travel on behalf of the Company. These expenses have not been included in the table above.

5.	Stock awards represent the aggregate grant date fair value of 14,492 RSUs granted to each non-employee director on December 17, 2021, except for Mr. Govignon, who was elected to the board on December 15, 2021, and was instead granted 10,869 RSUs having a value of $37,500, representing his pro-rata share of the 2021 grant to non-employee directors. The aggregate grant date fair value for the RSUs has been presented in the table above in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The RSUs were valued using the closing price of the Company’s common shares on Nasdaq on the grant date. The RSUs vest in five equal annual installments, beginning one year from the date of grant, provided that, if the director makes themselves available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated by the Board for election by stockholders, other than for good reason as determined by the Board in its discretion, then the next 20% tranche of RSUs shall vest as of the director’s last date of service as a director of the Company.

The aggregate numbers of stock awards and option awards outstanding for each director as of December 31, 2021 were as follows:

●	Mr. Cerminara – 29,716 RSUs.
●	Ms. Hayes – 29,335 RSUs.
●	Mr. Govignon – 10,869 RSUs.
●	General Payne – 28,383 RSUs.
●	Mr. Swets – 8,253 RSUs (excludes a stock option granted to Mr. Swets for his service as the Company’s CEO; see “Compensation of Executive Officers”).
●	Mr. Wollney – 28,383 RSUs.
●	Mr. Wong – 29,716 RSUs. As Mr. Wong made himself available to serve on the Board but was not nominated to do so at the Company’s 2021 Annual Stockholders’ Meeting, the Board accelerated the vesting of Mr. Wong’s RSUs such that all of Mr. Wong’s outstanding RSUs vested on January 1, 2022. This included 14,492 RSUs granted to Mr. Wong on December 17, 2021, as well as an additional 15,224 RSUs previously granted to Mr. Wong for his service on our Board.

2021 Grants of Restricted Stock Units

On December 17, 2021, the Compensation Committee granted 14,492 RSUs with a value of $50,000 to five of the Company’s six non-employee directors. Mr. Govignon, who was elected to the board on December 15, 2021, was granted 10,869 RSUs having a value of $37,500, representing his pro-rata share of the 2021 grant to non-employee directors. The RSUs vest in five equal annual installments, subject to the director’s continued service on the Board, beginning with the first anniversary of the grant date.

The award agreements for each of the RSU grants made during 2021 discussed above also provide that if a director makes herself or himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated by the Board for election by stockholders, other than for good reason, as determined by the Board in its discretion, then the next 20% tranche of RSUs shall vest as of the director’s last date of service as a director of the Company. The Board’s practice has been to accelerate vesting of all of a director’s RSUs, upon the director’s termination of service. Accordingly, as Mr. Wong was not reelected to the Board, the Board accelerated the vesting of Mr. Wong’s RSUs such that all of Mr. Wong’s outstanding RSUs vested on January 1, 2022.

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PROPOSAL 2 — AMENDMENT TO CERTIFICATE OF INCORPORATION AUTHORIZING NEW CLASS OF PREFERRED STOCK

We are proposing to amend the Company’s Fourth Amended and Restated Certificate of Incorporation, as corrected and amended (the “Certificate of Incorporation”), to authorize 99,000,000 shares of a new class of “blank check” preferred stock (the “Preferred Stock”). If the proposal is adopted, the total number of shares of Company authorized capital stock will be 200,000,000, comprised of 100,000,000 shares of common stock, of which [*] are outstanding, as of the Record Date; 1,000,000 shares of 8.00% Cumulative Preferred Stock, Series A, of which 894,580 shares are outstanding, as of the Record Date; and 99,000,000 authorized and unissued shares of Preferred Stock. The text of the proposed certificate of amendment to the Certificate of Incorporation (the “Charter Amendment”) is attached to this Proxy Statement as Appendix A.

The Board of Directors has approved the Charter Amendment. If the proposed amendment is approved by the Company’s stockholders, the Charter Amendment will become effective upon filing with the Secretary of State of the State of Delaware, which is expected to occur promptly following the stockholder vote.

General

Our Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to authorize 99,000,000 shares of Preferred Stock, par value $0.001 per share. If the amendment is approved, and the Preferred Stock authorized, it may be issued, from time to time, as authorized by the Board in one or more series, in such numbers of shares, with such designations, powers, including voting powers, full or limited, or no voting powers, preferences, and relative, participating, optional, or other special rights, qualifications, limitations, and restrictions as the Board determines. The powers, preferences, and relative, participating, optional, or other special rights of each series of Preferred Stock, and any qualifications, limitations, or restrictions of a series may differ from those of any other series.

Our Board has determined that the amendment proposal is in the best interests of the Company and recommends approval by stockholders.

Purpose and Effects of the Increase in Authorized Preferred Stock

Our Board approved the proposed amendment to provide maximum flexibility with respect to future financing transactions. Preferred stock is commonly authorized by publicly traded companies and is sometimes used as a preferred means of raising capital. In some circumstances, companies, including ours, have been required to issue senior classes of securities to raise capital, with the terms of those securities being negotiated and tailored to meet the needs of both investors and issuing companies. Such senior securities often include liquidation preferences and dividend rights, conversion privileges and other rights not found in common stock. However, the $25.00 par value of the authorized Cumulative Preferred Stock would prevent us from selling it at a price less than $25.00 per share, reducing its usefulness.

If the proposal is adopted, and our Certificate of Incorporation is amended, our Board would be able to issue the additional shares of authorized preferred stock with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, as the Board may in the future establish by resolution or resolutions and by filing a certificate pursuant to the Delaware General Corporation Law (a “Preferred Stock Designation”), from time to time, providing for the issuance of such Preferred Stock. No vote of the holders of our common stock or Preferred Stock, unless otherwise expressly provided in the Certificate of Incorporation or in a Preferred Stock Designation creating any series of Preferred Stock or, to the extent the Company chooses to comply with any limiting rules of any securities exchange or quotation system on which shares of our common or Preferred Stock are then listed or traded, will be a prerequisite to the issuance of any series of Preferred Stock.

Adoption of the proposed amendment will not alter or modify the rights, preferences, privileges or restrictions of outstanding shares of our common stock or Cumulative Preferred Stock, Series A.

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Anti-Takeover Effects

Although the proposed amendment is not motivated by anti-takeover concerns and is not considered by the Board to be an anti-takeover measure, the availability of authorized shares of Preferred Stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, Preferred Stock could be issued to purchasers who might side with management in opposing a takeover bid which the Board determines is not in the best interests of the Company and its stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, issuing Preferred Stock without further action by the stockholders may delay or prevent a change of control of the Company, may discourage bids for the Company’s common stock or Preferred Stock at a premium over the market price of the common stock or Preferred Stock, and may adversely affect the market price of the common stock or Preferred Stock. Thus, increasing the authorized Preferred Stock could render more difficult and less likely a hostile merger, tender offer, or proxy contest, assumption of control by a holder of a large block of the Company’s stock, and the possible removal of the Company’s incumbent management. We are not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of our stock.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to appraisal rights with respect to the proposed amendment.

Procedure for Implementing the New Class of Preferred Stock

If the proposal to authorize a new class of Preferred Stock is adopted, our Board intends to implement the proposal by filing the Charter Amendment with the Secretary of State of the State of Delaware as contemplated by the proposed form of ”Certificate of Amendment,” attached as Appendix A.

Required Vote

Approval of the proposal to authorize the new class of Preferred Stock requires the affirmative vote of holders of the majority of the outstanding common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AUTHORIZE A NEW CLASS OF PREFERRED STOCK.

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PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022

At the Annual Meeting, stockholders will be asked to ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the year ending December 31, 2022. The Audit Committee of our Board of Directors has appointed BDO as our independent registered public accounting firm for the year ending December 31, 2022. BDO also served as our independent registered public accounting firm for the year ended December 31, 2021 and has served as our independent registered public accounting firm since 2012. If stockholders do not ratify the appointment of BDO, our Board may consider the selection of other independent registered public accounting firms for the year ending December 31, 2022, but will not be required to do so.

Stockholder ratification of the appointment of BDO is not required by our Certificate of Incorporation or our By-Laws. However, our Board of Directors is submitting the appointment of BDO to the stockholders for ratification as a matter of good corporate governance. Even if the appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm for 2022 if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

We expect that representatives of BDO will not be present at the Annual Meeting.

In considering the reappointment of BDO as our independent registered public accounting firm, the Audit Committee considered BDO’s qualifications, experience, independence, tenure as our independent registered public accounting firm, and its related depth of understanding of our businesses, operations and systems. The Audit Committee and the Board of Directors believe that the continued retention of BDO as our independent registered public accounting firm is in the best interests of the Company and our stockholders at this time.

Required Vote

Ratification requires an affirmative vote of holders of a majority of common stock voted at the Annual Meeting. A holder of common stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Proxies marked “ABSTAIN” will not be considered as votes cast for or against Proposal 3 and will have no effect on the outcome of the proposal. A broker, bank or other nominee who has not been furnished voting instructions from a beneficial owner will be authorized to vote on Proposal 3, as it is a “routine” matter under applicable rules. Therefore, no broker non-votes are expected in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

Principal Accountant Fees and Services

The consolidated financial statements for the years ended December 31, 2021 and 2020 have been audited by BDO, our independent registered public accounting firm. Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by BDO. Fees for all services provided by BDO were pre-approved by the Audit Committee. The following table shows the fees that we incurred for professional services rendered by BDO for 2021 and 2020.

	Year ended December 31,
	2021	2020
Audit fees(1)	$257,919	$180,958
Audit-related fees	—	—
Tax fees	—	—
All other fees	––	—
Total	$257,919	$180,958

1.	Includes professional fees billed for the audits of our financial statements, the review of interim condensed financial statements, as well as other professional services that are normally provided by BDO in connection with statutory and regulatory filings or engagements. These other professional services billed consist of $29,853 and $55,000 for services related to our preferred and common stock offerings for the years ended December 31, 2021 and 2020, respectively.

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AUDIT COMMITTEE REPORT

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its general oversight of the Company’s financial reporting process. The Audit Committee conducted its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Audit Committee charter. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisers as the Audit Committee deems necessary to carry out its duties and to receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Company’s management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm, BDO, is responsible for performing an independent audit of the Company’s financial statements.

The Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2021 with management.

2.	The Audit Committee has discussed with BDO, the Company’s independent auditors for the year ended December 31, 2021, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

3.	The Audit Committee has received the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence, and has discussed with BDO its independence.

4.	Based upon the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Scott D. Wollney, Chairman

E. Gray Payne

Richard E. Govignon, Jr.

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Below is biographical information for our executive officers who are not directors. Biographical information regarding Mr. Swets, our Chief Executive Officer and a current director of the Board, can be found in Proposal 1.

Hassan R. Baqar, age 44, has served as our Corporate Secretary since May 2022, our Chief Financial Officer since August 2021 and Executive Vice President since December 2021, through Sequoia Financial LLC (“Sequoia”), an advisory firm for which Mr. Baqar is managing member.

Mr. Baqar has over 20 years of experience within financial services and other industries focused on corporate development, mergers & acquisitions, capital raising, investments and real estate transactions. Mr. Baqar has served as the founder and managing member of Sequoia Financial LLC, a financial services and advisory firm, since January 2019. Mr. Baqar has also served as Chief Financial Officer of FG New America Acquisition II Corp., a special purpose acquisition company in the process of going public and focused on merging with a company in the insure-tech, fin-tech, broader financial services and insurance sectors since February 2021, as a director of FG Merger Corp., a special purpose acquisition company focused on merging with a company in the financial services sector since December 2021, as chief financial officer, secretary and director of FG Acquisition Corp, a Canadian special purpose acquisition company focused on searching for a target company in the financial services sector since October 2021, as Chief Financial Officer of Insurance Income Strategies Ltd., a former Bermuda-based reinsurance company from October 2017 to December 2021; as a director of GreenFirst Forest Products Inc. (TSXV: GFP) (formerly Itasca Capital Ltd.), a public company focused on investments in the forest products industry, from August 2019 to December 2021 and as Chief Financial Officer of GreenFirst Forest Products Inc. from June 2016 to December 2020; as a director of Fundamental Global Reinsurance Ltd., a Cayman Islands reinsurance company since June 2020, and as a director and Chief Financial Officer of Unbounded Media Corporation since June 2019.

Mr. Baqar served as Chief Financial Officer of Aldel Financial Inc. (NYSE: ADF), from January 2021 to December 2021, a special purpose acquisition company, which merged with Hagerty, Inc. (NYSE: HGTY), a leading specialty insurance provider focused on the global automotive enthusiast market. From July 2020 to July 2021, Mr. Baqar served as Chief Financial Officer of FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition company, which merged with OppFi Inc. (NYSE: OPFI), a leading financial technology platform that powers banks to help everyday consumers gain access to credit. Previously, he served as Vice President of Kingsway Financial Services Inc. (NYSE: KFS) (“Kingsway”) from January 2014 to January 2019 and as a Vice President of Kingsway’s subsidiary Kingsway America Inc., from January 2010 to January 2019. Mr. Baqar also served as Chief Financial Officer and director of 1347 Capital Corp. from April 2014 to July 2016, a special purpose acquisition company, which merged with Limbach Holdings, Inc. (Nasdaq: LMB). Mr. Baqar served as a member of the board of directors of FG Financial Group, Inc. (Nasdaq: FGF), from October 2012 to May 2015. He also served as the Chief Financial Officer of United Insurance Holdings Corp. (NYSE: UIHC), a publicly held property and casualty insurance holding company, from August 2011 to April 2012.

His previous experience also includes director of finance at Itasca Financial, LLC from 2008 to 2009 and positions held at Lumbermens Mutual Casualty Company (a Kemper Insurance company), a diversified mutual property casualty insurance provider, from June 2000 to April 2008, where he most recently served as a senior analyst. Mr. Baqar earned a master’s degree in business Administration from Northeastern Illinois University in 2009 and a bachelor’s degree in accounting and business administration from Monmouth College in 2000. He also holds a Certified Public Accountant designation.

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COMPENSATION OF EXECUTIVE OFFICERS

Our named executive officers for the fiscal year ended December 31, 2021 include Larry G. Swets, Jr., our President and Chief Executive Officer; Hassan R. Baqar, our Executive Vice President and Chief Financial Officer, Brian D. Bottjer, our former Senior Vice President, Chief Accounting Officer, and Secretary, and , John S. Hill, our former Executive Vice President and Chief Financial Officer.

With respect to executive compensation, the primary goal of the Compensation Committee is to retain and motivate highly skilled executives by aligning their pay with the Company’s performance and stockholder returns. Our compensation consists primarily of five components: (i) base salary, (ii) a discretionary cash bonus, (iii) equity-based incentive awards, (iv) retirement benefits in the form of Company paid matching and profit sharing contributions to the Company’s 401(k) retirement plan, and (v) premiums paid by the Company on the behalf of our employees for health, dental, life and other ancillary insurance coverage.

Summary Compensation Table

The following table summarizes the compensation for our named executive officers for the years shown.

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	All Other Compensation ($)	Total ($)
Larry G. Swets, Jr.(1)	2021	550,000	165,000	106,248	821,248
President & Chief Executive Officer	2020	77,917	–	221,933	299,850
Hassan R Baqar(3)	2021	–	–	289,359	289,359
Executive Vice President and Chief Financial Officer	2020	–	–	194,167	194,167
Brian D. Bottjer(4)	2021	221,212	30,000	32,780	283,992
Former Senior Vice President, Chief Accounting Officer and Secretary	2020	200,000	–	34,587	234,857
John S. Hill(5)	2021	172,260	–	342,385	514,645
Former Executive Vice President, & Chief Financial Officer	2020	250,000	–	35,126	285,126

(1)	From June 17, 2020, through November 10, 2020, Mr. Swets served as the Company’s Interim Chief Executive Officer, through a consulting agreement between the Company and Itasca Financial LLC, an advisory and investment firm for which Mr. Swets has served as managing member since inception. In consideration for his interim Chief Executive Officer services, the Company agreed to pay Itasca Financial LLC $46,000 per month. A total of $111,333 was paid to Itasca Financial LLC under the agreement, which has been included in other compensation in the table above. Effective November 10, 2020, Mr. Swets became the Company’s permanent CEO under an employment agreement between the Company and Mr. Swets. Under this agreement, Mr. Swets is entitled to an annual base salary of $550,000. Upon his appointment as CEO, the Company agreed to pay Itasca Financial, LLC $110,000 to terminate the existing consulting agreement with Itasca Financial LLC. The $110,000 termination fee has been included in other compensation in the table above. Salary, in the amount of $77,917 represents the pro-rata portion of Mr. Swets’ annual base salary of $550,000, for the period November 10, 2020, through December 31, 2020. All other compensation for 2021 represents amounts paid by the Company for 401(k) matching contributions, as well as premiums for medical, dental, life and other ancillary insurance benefits provided to Mr. Swets. Other compensation also includes the cost of one private business membership which provides networking opportunities with fellow chief executives both locally and globally. Mr. Swets did not receive any other compensation in the form of 401(k) match, insurance or private business memberships for 2020.

(2)	Cash bonuses for 2021 represent performance bonuses approved by the Compensation Committee on December 17, 2021 and paid to Messrs. Swets and Bottjer on January 15, 2022.

(3)	Mr. Baqar has served as a consultant to the Company since February 2019, through Sequoia Financial LLC (“Sequoia”), an advisory firm for which Mr. Baqar is managing member, at a rate of $10,833 per month, which also included a bonus of $75,000 related to the successful completion of the licensing process for the Company’s insurance subsidiary. Effective August 11, 2021, the Company entered into the Second Amended and Restated Management Services Agreement (the “MSA”) between the Company and Sequoia. The MSA provides that Mr. Baqar will act as the Company’s Chief Financial Officer and will perform services and duties as required by the Company’s Board of Directors and Chief Executive Officer, to whom he shall report. In consideration for the services, the Company has agreed to pay Sequoia $40,000 per month during the term of the MSA, included in the table as other compensation.

(4)	Effective May 26, 2022, Mr. Bottjer resigned from his positions as Senior Vice President, Chief Accounting Officer and Secretary of the Company. All other compensation for Mr. Bottjer represents amounts paid by the Company for 401(k) match, as well as premiums paid for medical, dental, life and other ancillary insurance benefits provided to Mr. Bottjer.

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(5)	All other compensation for 2020 represents amounts paid by the Company for 401(k) match, medical, dental, life and other ancillary insurance benefits provided to Mr. Hill, and one private business membership to encourage entertainment of business colleagues and customers, interactions with others within professional, business, and local communities and holding business meetings at a convenient offsite location. For 2021, all other compensation is as follows: 401(k) match, medical, dental, life, and other ancillary insurance benefits, $40,669; private business membership, $1,716; and severance of $300,000. Pursuant to a separation agreement and general release entered into between the Company and Mr. Hill, the Company agreed to pay severance to Mr. Hill in the amount of $300,000, of which $99,000 was paid bi-monthly from August 6, 2021, through December 31, 2021, with the remainder, or $201,000 paid, in lump-sum on January 15, 2022.

Executive Officer Appointments and Employment Agreements

Effective December 2, 2019, the Board promoted Mr. Bottjer to Senior Vice President and Controller of the Company. The employment agreement provided for an annual base salary of $250,000 to Mr. Bottjer, effective upon his appointment to Chief Accounting Officer on July 29, 2021. Pursuant to his employee agreement, Mr. Bottjer became eligible to receive an annual bonus, payable in cash and/or through awards based on the equity in the Company, and subject to the achievement of the performance criteria, as determined by the Compensation Committee. Mr. Bottjer was also eligible to participate in the Company’s benefit programs available generally to executive employees of the Company, prior to his resignation on May 26, 2022.

Effective August 6, 2021, Mr. Hill retired from all positions with the Company. Pursuant to a separation agreement and general release entered into between the Company and Mr. Hill, the Company agreed to pay severance to Mr. Hill in the amount of $300,000, of which $99,000 was paid bi-monthly from August 6, 2021 through December 31, 2021, with the remainder, or $201,000 paid, in lump-sum on January 15, 2022. The Company also agreed to cover the cost of health insurance coverage for Mr. Hill through December 31, 2021. Also, on August 6, 2021, the Compensation Committee of the Board approved the immediate vesting of 17,400 RSUs previously granted to Mr. Hill. Furthermore, on August 13, 2021, the Company paid to Mr. Hill approximately $16,000, representing the balance of his unused vacation time.

On June 18, 2020, the Company entered into a consulting agreement (the “Consulting Agreement”) with Itasca Financial LLC (“Itasca Financial”), an advisory and investment firm founded by Mr. Swets in 2005, pursuant to which Mr. Swets would provide the services described on behalf of Itasca Financial. The Consulting Agreement provided that Mr. Swets act as the Company’s Interim Chief Executive Officer. In consideration for the services, the Company paid Itasca Financial $111,333 during the term of the Consulting Agreement. The Consulting Agreement was terminated on November 10, 2020, with Mr. Swets’ appointment as CEO.

In connection with Mr. Swets’ appointment as CEO, the Company entered into an executive employment agreement with Mr. Swets, dated and effective as of November 10, 2020 (the “Swets Agreement”). The Swets Agreement has a three-year term and is subject to automatic three-year renewals, unless either party provides 60 days’ prior written notice of his or its intention, as applicable, not to renew such term. Under the Swets Agreement, Mr. Swets is entitled to an annual base salary of $550,000 until such time as the Board determines future compensation based on Swets’ performance or other merit-based criteria.

In the event that the Company terminates Mr. Swets without cause, subject to Mr. Swets’ execution of a general release of waiver and claims in favor of the Company and such general release becoming fully irrevocable, Mr. Swets will be entitled to severance consisting of two years of annual base salary continuation and benefits continuation to the extent permitted by, and in accordance with, the Company’s applicable health and welfare plans. In the event that the parties mutually agree to terminate Mr. Swets’ employment regardless of the reason, subject to Mr. Swets’ execution of a general release and such general release’s becoming fully irrevocable, Mr. Swets will be entitled to severance consisting of one year of annual base salary continuation and benefits continuation to the extent permitted by, and in accordance with, the Company’s applicable health and welfare plans. The Swets Agreement also provides that Mr. Swets is subject to post-termination confidentiality covenants.

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On January 18, 2021, Company entered into an Equity Award Letter Agreement (the “Letter Agreement”) with Mr. Swets, pursuant to which the Company clarified its intention to grant an additional 370,000 stock options, restricted shares or restricted stock units pursuant to a future award (the “Future Award”), subject to the approval of an amended and/or new equity plan, among other conditions. Specifically, under the Letter Agreement, no such Future Award may be granted until there is a determination by the Compensation Committee of the specific vesting and other terms of the award, and an amended and/or new equity plan, in a form to be prepared and reviewed by the Board, has been approved by the Board and stockholders of the Company that authorizes a sufficient number of shares of common stock to make such Future Award.

Mr. Swets will remain a director of the Company if he is continued to be elected by its stockholders and will forgo the compensation of board fees while serving as CEO.

Mr. Baqar had served as a consultant to the Company since February 2019 through Sequoia Financial LLC (“Sequoia”), an advisory firm for which Mr. Baqar is managing member, at a rate of $10,833 per month. Effective August 6, 2021, Mr. Baqar, was appointed our Chief Financial Officer pursuant to a management services agreement between the Company and Sequoia (the “MSA”). In consideration for these services, the Company has agreed to pay Sequoia $40,000 per month during the term of the MSA. The initial term of the MSA is twelve months unless terminated earlier as described below. Unless either party to the MSA provides the other with ninety days written notice, the MSA will renew for a subsequent twelve-month period. If the MSA is terminated by Mr. Baqar for “Good Reason,” payment for the remainder of the full term will be provided in lump sum to Mr. Baqar at the time of termination. The Company may terminate the MSA for “Cause,” at any time upon fifteen days’ prior written notice. Upon termination by the Company for Cause, payment will stop immediately upon the effective date of termination. If the Agreement is terminated by either party without Cause or Good Reason prior to the end of the term, payment for the remainder of the term will be provided to Mr. Baqar subject to a maximum of three months.

In addition, the Company shall pay all of Mr. Baqar’s reasonable expenses associated with the performance of the duties as Chief Financial Officer.

The MSA contains a customary confidentiality provision and a six-month post-termination of the MSA restriction against both soliciting employees and independent contractors of the Company and inducing them to terminate their relationship with the Company.

Cash Bonuses

On January 15, 2022, the Company paid bonuses in the amount of $165,000 to Mr. Swets and $30,000 to Mr. Bottjer based upon performance in 2021. The bonuses were approved by the Compensation Committee on December 17, 2021.

Retirement Benefits

The Company matches the contributions of each of its employees to the Company’s 401(k) Plan. Matching contributions equal 100% of the first 3% of pay and 50% of the next 2% of pay to the extent such contributions are not in excess of the Internal Revenue Code limits on contributions to Section 401(k) plans. Under the 401(k) Plan, the Company may make additional matching contributions or other profit-sharing contributions at its discretion. There were no discretionary contributions in 2020 or 2021.

2021 Equity Incentive Plan

On December 15, 2021, our stockholders approved the FG Financial Group, Inc. 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan replaced the 2018 Equity Incentive Plan (the “2018 Plan”). No new awards will be granted under the 2018 Plan.

The purpose of the 2021 Plan is to attract and retain directors, consultants, officers and other key employees of the Company and its subsidiaries and to provide to such persons incentives and rewards for superior performance. The 2021 Plan is administered by the Compensation Committee and has a term of ten years. All non-employee directors of the Company and employees and consultants of the Company and its subsidiaries designated by the Compensation Committee are eligible to participate in the 2021 Plan and to receive awards, including stock options (which may be incentive stock options or nonqualified stock options), stock appreciation rights (SARs), restricted shares, restricted share units and other share-based awards.

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The maximum number of shares that may be issued or transferred with respect to awards under the 2021 Plan is 1,500,000 shares, subject to adjustment in certain circumstances as described below. Shares issued under the 2021 Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.

Shares underlying awards that are settled in cash or that terminate or are forfeited, cancelled, or surrendered without the issuance of shares generally will again be available for issuance under the 2021 Plan. However, shares used to pay the exercise price of stock options, shares repurchased by the Company with stock option proceeds, and shares used to pay withholding taxes upon exercise, vesting or payment of an award, will not be added back to the share reserve under the 2021 Plan. In addition, when a SAR is exercised and settled in shares, all of the shares underlying the SAR will be counted against the share limit of the 2021 Plan, regardless of the number of shares used to settle the SAR.

Shares subject to awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company will not count against the share limit above, except as may be required by the rules and regulations of any stock exchange or trading market. The 2021 Plan provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2021, the number of shares of common stock underlying awards outstanding under the 2021 Plan, the 2018 Plan, and the Company’s Amended and Restated 2014 Equity Incentive Plan (“2014 Plan”), as well as the number of shares remaining available for issuance under the 2021 Plan. No more awards may be made under the 2018 Plan or the 2014 Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	294,655	$–	1,416,671
Equity compensation plans not approved by security holders	–	–	–
Total	294,655	$–	1,416,671

1.	Includes 3,999 common shares to be issued upon vesting of restricted stock units issued under our 2014 Plan; includes 77,327 common shares to be issued upon vesting of restricted stock units and 130,000 common shares to be issued upon vesting of stock options issued under our 2018 Plan; and includes 83,329 common shares to be issued upon vesting of restricted stock units issued under our 2021 Plan.
2.	Represents shares available for future issuance under the 2021 Plan.

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Outstanding Equity Awards at 2021 Fiscal Year-End

The following table shows the number of outstanding equity awards that are held by our named executive officers as of December 31, 2021. Mr. Swets did not hold any equity awards as of December 31, 2020, other than those stock awards listed under the caption, “Director Compensation,” which were granted to Mr. Swets prior to his appointment as Chief Executive Officer of the Company. Messrs. Bottjer and Baqar did not hold any equity awards as of December 31, 2020 and 2021.

			Option awards
Name	Number of shares of common stock underlying unexercised options (#) exercisable		Number of shares of common stock underlying unexercised options (#) exercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option Expiration Date
Larry G. Swets, Jr.	130,000	(1)	–	–	$3.38	01/11/2031

(1)	The option vests with respect to 20% of the total number of shares covered thereby on each of the first five anniversaries of the grant date, which was January 12, 2021, if Mr. Swets remains in the Company’s continuous service through each applicable vesting date, and the Company’s book value per share has increased by 15% from the previous year.

On January 18, 2021, the Company entered into the “Letter Agreement with Mr. Swets, pursuant to which the Company clarified its intention to grant an additional 370,000 stock options, restricted shares or restricted stock units pursuant to a future award subject to the approval of an amended and/or new equity plan, among other conditions.

The following table sets forth information concerning the vesting of stock awards for the Company’s named executive officers and former named executive officers during the last completed fiscal year, other than Messrs. Bottjer and Baqar who do not hold any stock awards.

Name	Number of shares acquired upon vesting of stock awards (#)	Value realized upon vesting of stock awards
John S. Hill(1)	17,400	$103,530

(1) Upon the retirement of our former Chief Financial Officer, John S. Hill, effective August 6, 2021, the Compensation Committee approved the accelerated vesting of RSUs granted by the Company to Mr. Hill on May 29, 2015, December 15, 2017, and August 22, 2018. Accordingly, on August 6, 2021, 17,400 unvested RSUs held by Mr. Hill vested in full, with each RSU representing one share of the Company’s common stock.

Potential Payments Upon Termination or Change in Control

Employment Agreements

The Employment Agreements between the Company and each of Messrs. Swets and Bottjer provide for payments by the Company in connection with a termination of employment.

In the event Messrs. Swets or Bottjer is terminated by the Company without cause, then the Company will pay Messrs. Swets or Bottjer, as applicable, 24 months and 12 months, respectively, of base salary in effect at the time of the termination or the original base salary set forth in the Employment Agreement, whichever is greater, payable by the Company over a 24-month (in the case of Mr. Swets) or 12-month (in the case of Mr. Bottjer) period in accordance with the Company’s normal payroll practices. If Messrs. Swets or Bottjer is terminated for cause or voluntarily resigns, he will not be entitled to any severance under the Employment Agreement. For purposes of their respective Employment Agreements, “cause” will exist if Messrs. Swets or Bottjer (i) acts dishonestly or engages in willful misconduct, (ii) breaches his fiduciary duties, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under the Employment Agreement. Furthermore, “cause” will exist under Mr. Swets’ employment agreement if Mr. Swet’s refuses to follow the written direction of the Board, unless such directions are, in the reasonable written opinion of legal counsel, illegal or in violation of applicable law.

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In connection with Mr. Hill’s retirement effective August 6, 2021, and a separation and general release entered into between the Company and Mr. Hill, the employment agreement which previously existed between the Company and Mr. Hill was terminated.

Equity Incentive Plans

As of December 31, 2021, the Company had equity grants outstanding under each of its 2021, 2018 and 2014 Plans. Each of the plans contain certain provisions concerning the vesting and termination of equity awards granted under the plans upon a termination of employment or upon a change in control. The Company’s award agreements entered into under each plan also contain provisions concerning the vesting and termination of the RSUs granted thereunder.

2021 and 2018 Plans

The 2021 and 2018 Plan each generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under either Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without “cause”, or by the participant for “good reason”. Any stock options or SARs that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

To the extent outstanding awards granted under either Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The Compensation Committee has discretion to determine whether any outstanding awards granted under each Plan will be assumed by the resulting entity in connection with a change in control, and the Compensation Committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The Compensation Committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the Plans, a “change in control” generally includes (a) the acquisition of 50% or more of the company’s common stock; (b) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; or (c) the complete liquidation or dissolution of the Company.

Whether a participant’s employment has been terminated for “cause” will be determined by the Company. Unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “cause”, as a reason for termination of a participant’s employment generally includes (a) an intentional act of fraud, embezzlement, theft or any other illegal or unethical act in connection with the performance of the participant’s duties to the Company or a subsidiary that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, or any other terminable offense under the Company’s policies and practices; (b) intentional damage to the Company’s (or a subsidiary’s) assets; (c) conviction of (or plea of nolo contendere to) any felony or other crime involving moral turpitude; (d) improper, willful and material disclosure or use of the Company’s (or a subsidiary’s) confidential information or other willful material breach of the participant’s duty of loyalty to the Company or a subsidiary; (e) a willful, material violation of the Company’s policies and procedures as set out in its employee handbook or a material violation of the Company’s code of conduct that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, monetarily or otherwise; or (f) the participant’s willful failure or refusal to follow the lawful and good faith directions of the Company or a subsidiary.

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For purposes of the Plans, unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “good reason” generally includes (a) the assignment to the participant of any duties that are materially inconsistent with the Participant’s duties or responsibilities as assigned by the Company or a subsidiary, or any other action by the Company or a subsidiary that results in a material diminution in of the participant’s duties or responsibilities, unless remedied by the Company promptly after receipt of notice from the participant; or (b) any material failure by the Company or a subsidiary to comply with its agreed obligations to the participant, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company promptly after receipt of notice from the Participant.

The award agreements entered into under the 2021 Plan and 2018 Plan also contain provisions concerning the vesting and termination of the awards subject to the agreements. Under the 2018 Plan, except as described above with respect to a change in control, un-exercisable stock options, unless otherwise provided in the applicable award agreement, are generally forfeited automatically upon termination of employment prior to a vesting date, unless (i) the Compensation Committee, in its discretion, provides for the full or partial acceleration of vesting and exercisability of the option in connection with the termination, or (ii) the termination is due to the grantee’s death or disability, in which case the unvested options will automatically become vested and exercisable upon termination. The stock options that are exercisable at the time of termination of employment expire (a) twelve months after the termination of employment by reason of death or disability or (b) three months after the termination of employment for other reasons. Upon the termination of a grantee’s employment for cause (as defined under the 2018 Plan), all of the grantee’s vested and unvested options automatically terminate. Under each Plan, with respect to unvested restricted shares and RSUs, unless otherwise provided in the applicable award agreement, unvested restricted shares and restricted share units that have not yet vested are generally forfeited automatically in the event of the termination of the grantee’s employment for any reason prior to a vesting date, unless (i) the Compensation Committee, in its sole discretion, provides for the full or partial acceleration of vesting of the restricted shares or restricted share units, as applicable, in connection with the termination, or (ii) the termination is due to the grantee’s death or disability, in which case the unvested restricted shares or restricted share units, as applicable, will automatically become vested in full.

The Compensation Committee has discretion to determine the form, amount and timing of each award granted under the 2021 Plan and all other terms and conditions of the award, including, without limitation, the form of the agreement evidencing the award. As such, future awards granted under the 2021 Plan may be subject to additional terms providing for accelerated vesting, pay outs or termination of the award upon a termination of employment or a change in control of the Company.

Amended and Restated 2014 Equity Incentive Plan

Under the 2014 Plan, upon a change in control of the Company, our Board of Directors (as constituted immediately prior to such change in control) may, in its discretion, (i) require that shares of the Company resulting from such change in control, or a parent corporation thereof, be substituted for some or all of the common shares subject to an outstanding award granted under the 2014 Plan, with an appropriate and equitable adjustment as shall be determined by the Board, and/or (ii) require outstanding awards granted under the 2014 Plan, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive: (1) a cash payment in an amount equal to the aggregate number of common shares then subject to the portion of any stock option surrendered multiplied by the excess, if any, of the fair market value (as defined under the 2014 Plan) of a common share as of the date of the change in control, over the exercise price per common share subject to such stock option; (2) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such change in control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (1) above; or (3) a combination of the payment of cash pursuant to clause (1) above and the issuance of shares pursuant to clause (2) above.

A “change in control” under the 2014 Plan generally means (i) the acquisition by any individual, entity or group of beneficial ownership of 50% or more of the then outstanding common shares or the combined voting power of the then outstanding securities of the Company, with certain exceptions; (ii) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, unless (A) the Company’s current beneficial owners retain more than 50% of the Company’s outstanding shares and combined voting power following such transaction, (B) no new individual entity or group will beneficially own 50% or more of the Company’s outstanding shares or combined voting power following such transaction, or (C) current members of the Board will constitute at least a majority of the board following such transaction; or (iii) the consummation of a plan of complete liquidation or dissolution of the Company.

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The Company has RSU awards outstanding that were issued under the 2014 Plan and no outstanding stock option awards. The Company’s RSU agreements entered into with Mr. Hill and non-employee directors under the 2014 Plan generally provide that the RSUs granted thereunder remain restricted until the applicable vesting date set forth in the agreement. In the event the grantee’s employment with the Company or service on the Company’s board of directors, as applicable, is terminated due to the grantee’s death or disability (as defined under the 2014 Plan) prior to one or more of the vesting dates, all unvested RSUs will vest as of the date of death or the date the grantee is determined to be experiencing a disability. In addition, in the event the grantee’s employment with the Company or service on the Company’s board of directors, as applicable, is terminated by the Company or by the grantee for any reason other than death or disability (as defined under the 2014 Plan), all unvested RSUs granted under the agreement will be forfeited as of the date of termination.

In addition to the general provisions described above, the RSU agreements entered into by the Company in connection with the share matching arrangements for the Company’s non-employee directors (other than Mr. Wollney) on December 15, 2017 contain special acceleration and termination provisions. The agreements for the non-employee directors provide that the vesting of the RSUs granted thereunder is subject to the director’s continued service on the board through the applicable vesting date, provided that if a director makes himself available and consents to be nominated by the Company for continued service but is not nominated by the Board for election by the stockholders, other than for good reason as determined by the Board in its discretion, then such director’s RSUs will vest in full as of his last date of service as a director with the Company.

Retirement of CFO

Upon the retirement of our former Chief Financial Officer, John S. Hill, effective August 6, 2021, the Compensation Committee approved the accelerated vesting of RSUs granted by the Company to Mr. Hill on May 29, 2015, December 15, 2017, and August 22, 2018. Accordingly, on August 6, 2021, 17,400 unvested RSUs held by Mr. Hill vested in full, with each RSU representing one share of the Company’s common stock.

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PROPOSAL 4 — To consider and act upon a non-binding advisory resolution to approve the compensation of our Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules promulgated by the SEC. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosures.”

This advisory say-on-pay vote on executive compensation is not binding on the Board or the Compensation Committee. However, the Board values the opinion of our stockholders and will consider the result of the vote when making future decisions regarding executive compensation. We design our executive compensation programs to implement our core objectives of attracting key leaders, motivating our executives to remain with the Company for long and productive careers, rewarding sustained financial and operating performance and leadership excellence and aligning the long-term interests of our executives with those of our stockholders. The Board believes that the policies and practices described in “Compensation of Executive Officers” are effective in achieving the Company’s goals.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Required Vote

Approval requires an affirmative vote of the majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 4 and will have no effect on the outcome of the proposal .

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DELINQUENT SECTION 16(a) REPORTS

Under Section 16(a) of the Exchange Act, our executive officers, directors, and persons who own greater than 10% of our common stock (the “Section 16 Reporting Persons”) of the Company must file a Form 4 reporting the acquisition or disposition of the Company’s equity securities with the SEC no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply. Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year. Such persons must also file initial reports of ownership on Form 3 upon becoming an executive officer, director, or greater-than-10% stockholder. Based solely on our review of the copies of such reports and representations that no other reports were required, we believe that all but two Section 16 filing requirements applicable to our Section 16 Reporting Persons were timely complied with during 2021. The two late filings were comprised of a Form 3 and a Form 4 filed on December 17, 2021, on behalf of our then newly appointed board member, Richard E. Govignon, Jr. The late filings resulted from the Company’s inability to obtain EDGAR codes for Mr. Govignon within the specified reporting deadline.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of the Record Date, by:

●	Each person (or group of affiliated persons) known by us to beneficially own more than 5% of our common stock;
●	Each of our directors and named executive officers; and
●	All of our current directors and executive officers as a group.

The number and percentages of shares beneficially owned are based on [*] common shares outstanding as of the Record Date. Information with respect to beneficial ownership has been furnished by each director, executive officer and beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and requires that such persons have voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying warrants, options and RSUs held by each such person that are exercisable or vest within 60 days of the Record Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Except as otherwise indicated below, the address for each beneficial owner is c/o FG Financial Group, Inc., 360 Central Ave, Suite 800, St. Petersburg, FL 33701.

	Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage of Shares
5% Beneficial Owners
Fundamental Global GP, LLC(1) 108 Gateway Blvd., Suite 204, Mooresville, NC 28117	3,532,765	54.1%
Peter S. Lynch(2) 200 Seaport Blvd Zone S4A Boston, MA 02210	338,509	5.2%

Named Executive Officers and Directors
Larry G. Swets, Jr., President, Chief Executive Officer and Director	15,199	*
Hassan R. Baqar, Executive Vice President, Chief Financial Officer	–	*
Brian D. Bottjer, Senior Vice President, Chief Accounting Officer and Secretary	–	*
D. Kyle Cerminara, Chairman of the Board(1)(3)	3,549,690	54.4%
Rita Hayes, Director	8,070	*
E. Gray Payne, Director	8,259	*
Scott D. Wollney, Director	11,259	*
Richard E. Govignon, Jr., Director	–	*
Current Executive Officers and Directors as a Group (8 individuals)(3)	3,592,477	55.0%

* Less than 1.0%

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1.	Fundamental Global GP, LLC (referred to in this Proxy Statement as “FG”) shares voting and dispositive power with respect to 3,532,765 shares of common stock. Fundamental Activist Fund I, LP (“FAFI”) shares voting and dispositive power with respect to 788,199 shares of common stock. FGI 1347 Holdings, LP (“FGIH”), of which BK Technologies, Inc., a wholly-owned subsidiary of BK Technologies Corporation (“BKTI”), is the sole limited partner, shares voting and dispositive power with respect to 477,282 shares of common stock. Mr. Cerminara is a member of the Board of Directors of BKTI. Fundamental Global Partners Master Fund, LP (“FGPM”) shares voting and dispositive power with respect to 628,875 shares of common stock. Ballantyne Strong, Inc. (“BTN”) shares voting and dispositive power with respect to 1,638,409 shares of common stock. Mr. Cerminara is Chairman of the Board of BTN. Information regarding beneficial ownership of our common stock by FG and its affiliates is included herein in reliance on a Form 4 filed with the SEC on December 12, 2021. Due to his positions with FG and affiliated entities, Mr. Cerminara may be deemed to be beneficial owner of the shares of the Company’s common stock disclosed as directly owned by FAFI, FGIH and FGPM. Due to his positions with BTN, FG and affiliated entities, Mr. Cerminara may be deemed to be beneficial owner of the shares of the Company’s common stock disclosed as directly owned by BTN. The business address for Mr. Cerminara is c/o FG Investors GP, LLC, 108 Gateway Blvd., Suite 204, Mooresville, North Carolina 28114.

2.	Includes 58,800 shares over which Mr. Lynch has sole voting and dispositive power and 279,709 shares over which Mr. Lynch has shared voting and dispositive power. Information regarding beneficial ownership of our common stock by Mr. Lynch is included herein in reliance on Schedule 13G filed with the SEC on April 5, 2022.

3.	Includes 3,532,765 shares reported as beneficially owned by FG and its affiliates, of which Mr. Cerminara is deemed to have beneficial ownership by virtue of his positions with FG, as discussed in footnote 1.

TRANSACTIONS WITH RELATED PERSONS

It is the responsibility of the Audit Committee or, on a case-by-case basis, another Board committee constituted solely by independent directors, to review and oversee proposed transactions with “related persons” as defined in Item 404(a) of the SEC’s Regulation S-K. These include transactions and series of similar transactions to which we were a party or will be a party, in which

●	the amounts involved exceeded or will exceed lessor of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years; and

●	any of our directors, director nominees, executive officers or beneficial owners of more than 5% of any class of our voting stock, or any immediate family members thereof, had or will have a direct or indirect material interest.

Below is a summary of our related party transactions between January 1, 2020 and May 25, 2022.

Investment in Metrolina

The Company had previously invested $4.0 million as a limited partner in Metrolina, which invested in real estate through a real estate investment trust wholly owned by Metrolina. The general partner of Metrolina, FGI Metrolina GP, LLC, was managed, in part, by Mr. Cerminara, the Chairman of the Board of Directors of the Company. Metrolina’s investment program was managed by FG Funds Management LLC, an affiliate of FG, which, with its affiliates, is the largest stockholder of the Company. In the fourth quarter 2021, we received approximately $5.0 million in cash from Metrolina, representing our initial investment of $4.0 million plus approximately $1.0 million in distributed earnings. As a result, our investment in Metrolina was fully liquidated as of December 31, 2021.

Joint Venture Agreement

On March 31, 2020, the Company and FG entered into the limited liability company agreement of Fundamental Global Asset Management, LLC (“FGAM”), a joint venture owned 50% by each party. The purpose of FGAM is to sponsor, capitalize and provide strategic advice to investment managers in connection with the launch and/or growth of their asset management business and the investment products they sponsor.

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FGAM is governed by a Board of Managers consisting of four managers, two of which are appointed by each Member. The Company has appointed two of its independent directors to the FGAM Board of Managers. Certain major actions, including any decision to sponsor a new investment manager, require the prior consent of both Members.

FG Special Situations Fund

As of the Record Date, the Company had invested approximately $12.3 million as a limited partner in FG Special Situations Fund, LP (the “Fund” or “FGSS”), a Delaware limited partnership formed on September 2, 2020. The general partner of the Fund, and the investment advisor of the Fund are ultimately controlled by Mr. Cerminara, the Chairman of the Company’s Board of Directors. Portions of the Company’s investment into the Fund were used to sponsor the launch of special purpose acquisition companies, including FG New America Acquisition Corp. (“FGNA”), Aldel Financial, Inc. (“Aldel”), FG Merger Corp. (“FGMC”), and FG Acquisition Corp. (“FGAC”).

Mr. Cerminara, and Mr. Swets, our Chief Executive Officer, are managers of the sponsor companies of the special purpose acquisition companies. Mr. Swets was the Chief Executive Officer and a director of FGNA, and Hassan R. Baqar, our Chief Financial Officer, was Chief Financial Officer of FGNA, until FGNA’s business combination with Opportunity Financial, LLC. Mr. Swets served as Senior Advisor to Aldel; Mr. Baqar served as Director and Chief Financial Officer of Aldel; and Mr. Cerminara served as a director of Aldel; until Aldel’s business combination with The Hagerty Group, LLC. Mr. Swets serves as chairman of FGMC, while Messrs. Baqar and Cerminara serve as director and senior advisor of FGMC, respectively. Mr. Swets serves as chief executive officer and director of FGAC. Mr. Baqar serves as chief financial officer, secretary and director of FGAC. Mr. Cerminara serves as chairman of FGAC.

FG SPAC Partners

On January 4, 2021, FG SPAC Partners, LP (“FGSP”) was formed as a Delaware limited partnership to co-sponsor newly formed SPACs with their founders or partners. The Company is the sole managing member of the general partner of FGSP and holds an approximate 46% limited partner interest in FGSP. Certain of our directors and officers also hold limited partner interests in FGSP. Mr. Swets holds a limited partner interest through Itasca Financial LLC, an advisory and investment firm for which Mr. Swets is managing member. Mr. Baqar also holds a limited partner interest through Sequoia Financial LLC, an advisory firm for which Mr. Baqar is managing member. Mr. Cerminara also holds a limited partner interest through Fundamental Global, LLC, a holding company for which Mr. Cerminara is the manager and one of the members.

FGSP has invested in the sponsor securities of Aldel, FGMC and FGAC. Messrs. Swets, Baqar and Cerminara have held, or currently hold, positions at Aldel, FGMC and FGAC as discussed above. Messrs. Baqar and Cerminara each received 25,000 shares of Aldel for their services to Aldel, as directors and executive officers. Mr. Swets received 25,000 shares of Aldel for his service as Sr. Advisor to Aldel. Messrs. Swets and Baqar each received 10,000 shares of FGMC for their services to FGMC, as directors. Mr. Cerminara received 15,000 shares of FGMC for his service as Sr. Advisor to FGMC. Each of Messrs. Swets, Baqar and Cerminara has been allocated 59,792 FGAC common shares for their services to FGAC, as directors and executive officers.

Investment Advisory Agreement

Pursuant to the Investment Advisory Agreement, FGSC, a wholly owned subsidiary of the Company, has agreed to provide investment advisory services to FedNat, including identifying, analyzing and recommending potential investments, advising as to existing investments and investment optimization, recommending investment dispositions, and providing advice regarding macro-economic conditions. In exchange for providing the investment advisory services, FedNat has agreed to pay FGSC an annual fee of $100,000. The Investment Advisory Agreement expires on December 2, 2024.

Shared Services Agreement

On March 31, 2020, the Company entered into a Shared Services Agreement (the “Shared Services Agreement”) with Fundamental Global Management, LLC (“FGM”), an affiliate of FG, pursuant to which FGM provides the Company with certain services related to the day-to-day management of the Company, including assisting with regulatory compliance, evaluating the Company’s financial and operational performance, providing a management team to supplement the executive officers of the Company, and such other services consistent with those customarily performed by executive officers and employees of a public company. In exchange for these services, the Company pays FGM a fee of $456,000 per quarter (the “Shared Services Fee”), plus reimbursement of expenses incurred by FGM in connection with the performance of the Services, subject to certain limitations approved by the Company’s Board of Directors or Compensation Committee from time to time.

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The Shared Services Agreement has an initial term of three years, and thereafter renews automatically for successive one-year terms unless terminated in accordance with its terms. The Shared Services Agreement may be terminated by FGM or by the Company, by a vote of the Company’s independent directors, at the end of the initial or automatic renewal term upon 120 days’ notice, subject to payment by the Company of certain costs incurred by FGM to wind down the provision of services and, in the case of a termination by the Company without cause, payment of a termination fee equal to the Shared Services Fee paid for the two quarters preceding termination.

For the years ended December 31, 2021 and 2020, the Company paid approximately $1.8 and $1.4 million, respectively, to FGM under the Shared Services Agreement.

FGSP is receiving shares and warrants for services being provided to FG Acquisition Corp., (“FGAC”) in which FGSS is investing up to $4,000,000 for founder shares. Each of Mr. Cerminara, Swets, and Baqar will receive 59,792 FGAC common shares for their services to FGAC, as directors and executive officers.

Share Repurchase Transaction

On September 15, 2020, the Company entered a Share Repurchase and Cooperation Agreement (the “Share Repurchase Agreement”) with Hale Partnership Capital Management, LLC and certain of its affiliates (collectively, the “Hale Parties”), which, prior to the transaction, owned more than 18% of our outstanding common stock (the “Share Repurchase Transaction”).

Pursuant to the Share Repurchase Agreement, the Company agreed to purchase (exclusive of any fees or expenses) all of the 1,130,152 shares of the Company’s common stock, owned, of record or beneficially, by the Hale Parties, in exchange for an aggregate $2,752,617 in cash and 330,231 shares of common stock of FedNat Holding Company previously owned by the Company (the “FedNat Shares”). As acknowledged by the Hale Parties in the Share Repurchase Agreement, that certain Standstill Agreement, dated December 2, 2019, by and between FedNat Holding Company and the Company, imposes certain restrictions in respect of the FedNat Shares transferred by the Company to the Hale Parties. FedNat Holding Company is not party to, or a third-party beneficiary of, the Share Repurchase Agreement.

The Share Repurchase Agreement contains certain customary standstill provisions that, for a period of five years, commencing September 15, 2020 (the “Standstill Period”), prohibit, among other things, the Hale Parties from (i) making certain announcements regarding the Company’s transactions, (ii) soliciting proxies, (iii) acquiring ownership of any securities of the Company, (iv) advising, encouraging or influencing any vote or disposition of any securities of the Company, (v) selling securities of the Company resulting in any third party owning more than 4.9% of the outstanding shares of the Company’s common stock (subject to certain exceptions set forth in the Share Repurchase Agreement), (vi) taking actions to change or influence the Board of Directors of the Company, Company management or the direction of certain Company matters, and (vii) exercising certain stockholder rights. The Company and the Hale Parties further agreed that they will not disparage each other and that they will not initiate any lawsuit, claim or proceeding with respect to any claims against the Company or any of the Hale Parties, as applicable, based on facts known as of the Effective Date, in each case applicable during the Standstill Period, and to a mutual release of claims.

Each of the Company and the Hale Parties has the right to terminate the Share Purchase Agreement prior to the end of the Standstill Period if (i) any of the Hale Parties, in the case of the Company, or (ii) the Company, in the case of the Hale Parties, commits a material breach of the Share Purchase Agreement, and such breach is not cured within 15 days after notice is given to the breaching party.

As the total consideration paid in the Share Repurchase transaction exceeded the fair value of the treasury shares repurchased by the Company, the Company recorded a charge of approximately $0.2 million to general and administrative expense for the year ended December 31, 2020, representing the estimated fair value of the rights conveyed to the Company pursuant to the standstill provisions in the repurchase agreement. The fair value of the 1,130,152 shares of Company common stock, or approximately $5.2 million, was recorded to treasury stock.

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Other Transactions

We have entered into indemnification agreements with each of our directors and executive officers. These agreements provide that we will, among other things, indemnify and advance expenses to our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by any such person in any action or proceeding, including any action by us arising out of such person’s services as our director or executive officer, or any other company or enterprise to which the person provides services at our request. We believe that these agreements are necessary to attract and retain qualified persons as directors and executive officers.

As discussed above, FG, together with its affiliates, is the largest stockholder of the Company. Mr. Cerminara, Chairman of our Board, is Chief Executive Officer, Partner, and Manager of FG. The funds managed by FG, including the funds that directly own shares of our common stock and Series A Preferred Stock, have agreed to indemnify FG, the principals of FG, including Mr. Cerminara, or any other person designated by FG for claims arising from Mr. Cerminara’s service on our Board, provided that a fund’s indemnity obligations are secondary to any obligations we may have with respect to Mr. Cerminara’s service on our Board.

OTHER MATTERS

The Board of Directors does not currently know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted as recommended by the Board of Directors or, if no recommendation is given, in the discretion of the proxy holders using their best judgement.

HOUSEHOLDING

The SEC has adopted a rule concerning the delivery of annual reports and proxy statements. It permits the Company, with your permission, to send a single copy of this Proxy Statement and our 2021 Annual Report to any household at which two or more of the Company’s stockholders reside. This rule is called “householding,” and its purpose is to help reduce printing and mailing costs of proxy materials. We do not “household” proxy materials to stockholders of record. However, some banks, brokers and other nominees may be participating in the practice of “householding.”

We will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement and our 2021 Annual Report to any stockholders residing at an address to which only one copy of this Proxy Statement and our 2021 Annual Report was mailed. Requests for additional copies should be directed in writing to a stockholder’s broker, bank or other nominee holding shares of our common stock for such stockholder or to the attention of our Corporate Secretary at (847) 791-6817 or in writing at 360 Central Ave., Suite 800, St. Petersburg, FL 33701. In the future, stockholders wishing to receive separate copies of our proxy statements and annual reports in the future, and stockholders sharing an address that wish to receive a single copy of our proxy statement and annual report if they are receiving multiple copies of those documents, should contact their bank, broker, or other nominee record holder, or may contact our Corporate Secretary as described above.

STOCKHOLDER PROPOSALS FOR PRESENTATION

AT THE 2023 ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the 2023 Annual Meeting of Stockholders must comply with Exchange Act Rule 14a-8. The deadline for submitting such proposals is [*], 2023, unless the date of the 2023 Annual Meeting is more than 30 days before or after the one-year anniversary date of the Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the 2023 Annual Meeting. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Stockholders wishing to submit proposals for the 2023 Annual Meeting outside the process of Exchange Act Rule 14a-8 or to nominate individuals to our Board of Directors must comply with the advance notice and other provisions of Article I, Section 4 of our By-Laws. To be timely, notice of the proposal must be received by the Secretary of the Company between April 25, 2023 and May 25, 2023; provided, however, that in the event the date of the 2023 Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after the anniversary date of our Annual Meeting, to be timely, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2023 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

Stockholder proposals should be addressed to FG Financial Group, Inc., 360 Central Ave., Suite 800., St. Petersburg, FL 33701. The specific requirements for submitting stockholder proposals are set forth in Article I, Section 4 of our By-Laws.

By Order of the Board of Directors,

/s/ D. Kyle Cerminara
D. Kyle Cerminara
Chairman of the Board

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, is available without charge upon written request to: FG Financial Group, Inc., Corporate Secretary, 360 Central Ave., Suite 800., St. Petersburg, FL 33701. You may also access this Annual Report, along with all our filings made electronically with the SEC, including on Forms 10-Q and 8-K, on our website at www.fgfinancial.com.

33

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

FG FINANCIAL GROUP, INC.

(PURSUANT TO SECTION 242 OF

THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE)

FG Financial Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

1. The name of the corporation is FG Financial Group, Inc. The corporation was originally incorporated pursuant to the General Corporation Law on October 2, 2012 under the name Maison Insurance Holdings, Inc.

2. Article IV of the of Fourth Amended and Restated Certificate of Incorporation is hereby amended by amending and restating the first paragraph of the Article IV in its entirety to read in full as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is Two Hundred Million (200,000,000) shares, of which (i) One Hundred Million (100,000,000) shares shall be designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) One Hundred Million (100,000,000) shares shall be designated as preferred stock, par value $0.001  per share (the “Preferred Stock”), of which One Million (1,000,000) shares shall be designated as 8.00% Cumulative Preferred Stock, Series A (the “Cumulative Preferred Stock”). The capital of the outstanding Cumulative Preferred Stock in excess of the aggregate par value of such shares, resulting from this change in the par value of the Preferred Stock, shall be transferred to surplus.”

3. This Certificate of Amendment of Fourth Amended and Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of the corporation in accordance with Section 228 of the General Corporation Law

4. This Certificate of Amendment of Fourth Amended and Restated Certificate of Incorporation has been duly adopted by the Board of Directors of the corporation in accordance with the provisions of Section 242 of the General Corporation Law

IN WITNESS WHEREOF, this Certificate of Amendment of Fourth Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the corporation on _______________, 2022.

FG FINANCIAL GROUP, INC.

By:
Name:
Title:

B-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on August 22, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on August 22, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by 11:59 p.m. Eastern Time on August 22, 2022 to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D73719-P76465 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FG FINANCIAL GROUP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) D. Kyle Cerminara
02) Richard E. Govignon, Jr.
03) Rita Hayes
04) E. Gray Payne
05) Larry G. Swets, Jr.
06) Scott D. Wollney

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Annual Report are available at www.proxyvote.com.

D73720-P76465

FG FINANCIAL GROUP, INC.
Annual Meeting of Stockholders
August 23, 2022 10:00 am CT
This proxy is solicited by the Board of Directors

The stockholder(s), revoking all prior proxies, hereby appoint(s) Larry G. Swets, Jr. as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FG FINANCIAL GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, CT on August 23, 2022, at Itasca Country Club, Lyons Room, 400 E Orchard St., Itasca, IL 60143 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY IS EXECUTED AND NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO THE VOTE FOR OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side